Exhibit 4.2

M&T BANK CORPORATION

Subordinated Medium-Term Notes, Series B

Officers’ Certificate

Pursuant to the Indenture dated as of September 22, 2023, relating to unsecured and subordinated notes (as may be amended or supplemented from time to time, collectively, the “Indenture”) between M&T Bank Corporation, a corporation organized and existing under the laws of the State of New York (the “Company”), and The Bank of New York Mellon, a New York banking corporation, as Trustee (formerly known as The Bank of New York, the “Trustee”), and resolutions adopted by the Company’s Board of Directors on September 19, 2023, this Officers’ Certificate is being delivered to the Trustee to establish the terms of a series of Securities in accordance with Section 3.01 of the Indenture, to establish the form of the Securities of such series in accordance with Section 2.01 of the Indenture, and to establish the procedures for the authentication and delivery of specific Securities from time to time pursuant to Section 3.03 of the Indenture. As authorized by the Indenture, this Officers’ Certificate has the same effect as, and is being used in lieu of, a supplemental indenture thereto.

All conditions precedent provided for in the Indenture relating to the establishment of (i) a series of Securities, (ii) the forms of such series of Securities, and (iii) the procedures for the authentication and delivery of such series of Securities have been complied with.

The Company has filed a registration statement on Form S-3ASR (No. 333-274646), including a base prospectus, and a prospectus supplement pursuant to Rule 424 under the Securities Act (the “Prospectus Supplement”), with the Commission, relating to the Notes (as defined below). If the Company files any further registration statement, including a corresponding base prospectus, and a corresponding prospectus supplement for the purpose of registering the Notes under the Securities Act, then, after such filings, all references to the “Prospectus Supplement” shall be deemed to refer to such further prospectus supplement. In connection with each issuance of Notes, the Company will prepare a pricing supplement to the Prospectus Supplement in substantially the form attached hereto as Exhibit B (each, a “Pricing Supplement”), or in such other form as may be approved by the Chairman of the Board or a Vice Chairman of the Board, the President or a Vice President, the Chief Executive Officer, the Chief Financial Officer, the Treasurer or an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, or any other officer of the Company customarily performing functions similar to those performed by any of the above designated officers (each, an “Authorized Officer”).

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

A. Establishment of Series pursuant to Section 3.01 of the Indenture.

There is hereby established pursuant to Section 3.01 of the Indenture a series of Securities which shall have the following terms (the numbered clauses set forth below correspond to the numbered subsections of Section 3.01(b) of the Indenture):

(i) The Securities of such series shall bear the title “Subordinated Medium-Term Notes, Series B” (referred to herein as the “Notes”).

(ii) The aggregate principal amount of the Notes of such series that may be issued pursuant to this Officers’ Certificate is unlimited.

(iii) Interest will be payable to the person in whose name a Note (or one or more predecessor Notes) is registered at the close of business on the applicable record date; provided, however, that the interest payable upon the Stated Maturity of the principal of the Note (which is referred to as the “Maturity Date” with respect to such Note hereinafter) will be payable to the person to whom principal is payable. Installments of interest on any Note that are due and payable on any Interest Payment Date falling on or prior to a Redemption Date or repayment date for the Note will be payable on that Interest Payment Date to the registered Holder thereof as of the close of business on the relevant record date according to the terms of the Note and the Indenture.

(iv) Each Note within such series shall mature on a date nine months or more from its date of issue as specified in such Note and in the applicable Pricing Supplement.

(v) Each Note within such series that bears interest will bear interest at (a) a fixed rate (the “Fixed Rate Notes”), (b) a floating rate determined by reference to one or more Base Rates (as defined below), which may be adjusted by a Spread and/or Spread Multiplier (each as defined below) (the “Floating Rate Notes”), (c) a specified fixed rate for a specified portion of its term and then reset such fixed rate to a fixed rate determined by reference to a reset reference rate, which may be adjusted by a Spread and/or Spread Multiplier, at specified intervals for the remainder of its term (the “Fixed Rate Reset Notes”), or (d) a specified fixed rate for a specified portion of its term and then bear interest at a floating rate, as determined by reference to one or more Base Rates, which may be adjusted by a Spread and/or Spread Multiplier, for the remainder of its term (the “Fixed Rate/Floating Rate Note”). Notes within such series may also be issued as “Zero Coupon Notes” which do not provide for any periodic payments of interest. Notes may be issued as discount notes (the “Discount Notes”) at a discount from the principal amount thereof due at the Maturity Date as specified in the applicable Pricing Supplement. Any Floating Rate Note, Fixed Rate Reset Note or Fixed Rate/Floating Rate Note may also have either or both of the following as set forth in the applicable Pricing Supplement: (i) a maximum interest rate limitation, or ceiling, on the rate at which interest will accrue during any Interest Reset Period (as defined below); and (ii) a minimum interest rate limitation, or floor, on the rate at which interest will accrue. The interest rate on a Note will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application and will in no event be lower than zero. The applicable Pricing Supplement may designate any of the following interest rate bases or formulas (“Base Rates”) as applicable to each Floating Rate Note or Fixed Rate/Floating Rate Note: (a) the Compounded Canadian Overnight Repo Rate Average (“CORRA”), in which case such Note will be a “CORRA Note”; (b) the Constant Maturity Treasury Rate (“CMT Rate”), in which case such Note will be a “CMT Rate Note”; (c) Euro Interbank Offered Rate (“EURIBOR”), in which case such Note will be a “EURIBOR Note”; (d) Compounded Secured Overnight Financing Rate (“SOFR”) or Compounded SOFR Index, in either of which case such Note will be a “SOFR Note”; (e) the Compounded Sterling Overnight Index Average Rate (“SONIA”) or the Compounded SONIA Rate with Compounded Index, in either of which case such Note will be a “SONIA Note”; (f) the Treasury Rate, in which case such Note will be a “Treasury Rate Note”; or (g) one or more other Base Rates.

The interest rate on each Floating Rate Note for each interest period, or Fixed Rate/Floating Rate Note for each interest period during the floating rate period, will be determined by reference to the applicable Base Rates specified in the applicable Pricing Supplement for such interest period, plus or minus the applicable Spread, if any, or multiplied by the applicable Spread Multiplier, if any. The “Spread” is the number of basis points, each one-hundredth of a percentage point, specified in the applicable Pricing Supplement to be added or subtracted from the Base Rate for a Floating Rate Note. The “Spread Multiplier” is the percentage specified in the applicable Pricing Supplement to be applied to the Base Rate for a Floating Rate Note.

Each Note that bears interest will bear interest from and including its date of issue or from and including the most recent Interest Payment Date to which interest on such Note (or one or more predecessor Notes) has been paid or duly provided, as the case may be, until the principal thereof is paid or deemed paid under the Indenture. Interest will be payable on each Interest Payment Date and at maturity or upon redemption or repayment. The first payment of interest on any Note originally issued after a Regular Record Date and on or before an Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date to the registered Holder on such next succeeding Regular Record Date. Interest rates and Base Rates are subject to change by the Company from time to time but no such change will affect any Note theretofore issued or which the Company has agreed to issue. Unless otherwise specified in the applicable Pricing Supplement, the “Interest Payment Dates” and the “Regular Record Dates” for Fixed Rate Notes, Floating Rate Notes, Fixed Rate Reset Notes and Fixed Rate/Floating Rate Notes shall be as described below under “Fixed Rate Notes,” “Floating Rate Notes,” “Fixed Rate Reset Notes” and “Fixed Rate/Floating Rate Notes,” respectively.

The applicable Pricing Supplement will specify among other things: (i) the issue price, Interest Payment Dates and Regular Record Dates; (ii) with respect to any Fixed Rate Note, the interest rate; (iii) with respect to any Floating Rate Note, Fixed Rate Reset Note or Fixed Rate/Floating Rate Note, the applicable Initial Interest Rate (as defined below), the method (which may vary from interest period to interest period) of calculating the interest rate applicable to each interest period (including, if applicable, the Spread and/or Spread Multiplier, the Interest Determination Dates (as defined below), the Interest Reset Dates and any minimum or maximum interest rate limitations); (iv) whether such Note is a Discount Note; and (v) any other terms related to interest on the Notes.

Fixed Rate Notes.

Each Fixed Rate Note (except a Zero Coupon Note), whether or not issued as a Discount Note, will bear interest at the annual rate specified therein and in the applicable Pricing Supplement. Unless otherwise specified in the applicable Pricing Supplement, the Interest Payment Dates for the Fixed Rate Notes will be on June 15 and December 15 of each year and at maturity or upon redemption or repayment and the Regular Record Dates for the Fixed Rate Notes will be June 1 and December 1, respectively; provided that if the applicable Pricing Supplement provides for Interest Payment Dates other than each June 15 and December 15, the Regular Record Date with respect to an Interest Payment Date will be the 15th calendar day preceding such Interest

Payment Date (whether or not a Business Day (as defined below)), except as otherwise provided in the applicable Pricing Supplement; provided, further, that if the Notes are Global Notes (as defined below) held by The Depository Trust Company (“DTC”), the record date for such Notes will be the close of business on the Business Day preceding the applicable Interest Payment Date. Unless otherwise specified in the applicable Pricing Supplement, each interest payment on a Fixed Rate Note will include interest accrued from, and including, the issue date or the last Interest Payment Date, as the case may be, to, but excluding, the following Interest Payment Date or the Maturity Date or Redemption Date or repayment date, as the case may be. Except as otherwise provided in the applicable Pricing Supplement, interest on Fixed Rate Notes will be computed and paid on the basis of a 360-day year of twelve 30-day months. In the event that the Maturity Date or a Redemption Date, repayment date or Interest Payment Date for a Fixed Rate Note is not a Business Day, principal, premium, if any, and interest will be paid on the next day that is a Business Day, and no additional interest or other payment will accrue as a result of such delay.

With respect to the Notes of this series, “Business Day” means, unless the applicable Pricing Supplement specifies otherwise, any day that is not a Saturday or Sunday and that is not a day on which banking institutions are generally authorized or obligated by law or executive order to close in The City of New York or The City of Buffalo, New York or on which the Corporate Trust office of the Trustee is closed for business; provided that: (i) with respect to EURIBOR Notes where the specified currency is (or includes) the euro, the day is also a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer payment system, which utilizes a single shared platform and which was launched on November 19, 2007, or any successor or replacement for that system (“T2”), is open for the settlement of payment in euro, which is referred to as a “T2 Business Day”; (ii) with respect to Notes where the specified currency is (or includes a currency) other than U.S. dollars or the euro, the day is also not a day on which commercial banks are authorized or required by law, regulation, or executive order to close in the principal financial center of the country issuing the specified currency; and (iii) with respect to SONIA Notes, the day is also a day on which commercial banks are open for general business (including dealing in foreign exchange and foreign currency deposits) in London.

Unless otherwise specified in the applicable Pricing Supplement, the “principal financial center” of any country for the purpose of the foregoing definition means the capital city of the country issuing the specified currency, except that with respect to Australian dollars, Canadian dollars, Euro, New Zealand dollars, South African rand and Swiss francs, the “principal financial center” shall be Sydney, Toronto, Brussels, Wellington, Johannesburg and Zurich, respectively.

Discount Notes.

The Company may issue Discount Notes (including Zero-Coupon Notes), which may or may not have any periodic interest payments.

Floating Rate Notes.

Unless otherwise specified in the applicable Pricing Supplement and except as provided below, interest on Floating Rate Notes will be payable on the following Interest Payment Dates: (i) in the case of Floating Rate Notes with interest payable monthly, on the third Wednesday of each month of each year; (ii) in the case of Floating Rate Notes with interest payable quarterly, on the third Wednesday of March, June, September and December of each year; (iii) in the case of Floating Rate Notes with interest payable semi-annually, on the third Wednesday of the two months of each year specified in the applicable Pricing Supplement; and (iv) in the case of Floating Rate Notes with interest payable annually, on the third Wednesday of the month of each year specified in the applicable Pricing Supplement. Interest will also be paid at maturity or upon redemption or repurchase. Unless otherwise specified in the applicable Pricing Supplement, the Regular Record Dates for the Floating Rate Notes will be the day (whether or not a Business Day) 15 calendar days preceding each Interest Payment Date; provided that if the Notes are Global Notes held by DTC, the record date for such Notes will be the close of business on the Business Day preceding the applicable Interest Payment Date. If an Interest Payment Date (other than any Interest Payment Date that is the Maturity Date, a Redemption Date or a repayment date) is not a Business Day, then such Interest Payment Date will be postponed until the next succeeding Business Day, except that, in the case of SOFR Notes, CORRA Notes, EURIBOR Notes or SONIA Notes, if the next succeeding Business Day is in the next calendar month, then such Interest Payment Date will be advanced to the immediately preceding Business Day, and, in each case, the related interest periods also will be adjusted for such non-Business Days. If the Maturity Date or a Redemption Date or repayment date of any Floating Rate Note is not a Business Day, then principal, premium, if any, and interest for that Note payable on such date will be paid on the next succeeding Business Day, and no interest or other payment will accrue as a result of such delay.

For any Notes for which the Base Rate is Compounded CORRA, Compounded SOFR, Compounded SOFR Index, Compounded SONIA or Compounded SONIA Rate with Compounded Index, the interest rate will be reset as set forth below under “—CORRA Notes,” “—SOFR Notes” and “—SONIA Notes,” respectively. Each period from, and including, the last interest reset date (or, in the case of the first interest reset period, the issue date) to, but excluding, the next interest reset date (or, in the case of the final interest reset period, the Maturity Date or earlier Redemption Date or repayment date) is referred to as an “Interest Reset Period,” and the date on which each such reset occurs is referred to as an “Interest Reset Date.” Unless otherwise specified in the applicable Pricing Supplement, except for any Floating Rate Note for which the Base Rate is Compounded CORRA, Compounded SOFR, Compounded SOFR Index, Compounded SONIA or Compounded SONIA Rate with Compounded Index, the rate of interest on each Floating Rate Note will be reset daily, weekly, monthly, quarterly, semi-annually, annually or on some other basis, with the Interest Reset Date being: (i) in the case of Floating Rate Notes which are reset daily, each Business Day; (ii) in the case of Floating Rate Notes (other than Treasury Rate Notes) which are reset weekly, the Wednesday of each week; (iii) in the case of Floating Rate Notes that are Treasury Rate Notes which are reset weekly, the Tuesday of each week (except if the auction date falls on a Tuesday, then the next Business Day, as provided below); (iv) in the case of Floating Rate Notes which are reset monthly, the third Wednesday of each month; (v) in the case of Floating Rate Notes which are reset quarterly, the third Wednesday of March, June, September and December of each year; (vi) in the case of Floating Rate Notes which are reset semi-annually, the third Wednesday of the two months of each year which are six months apart, as specified in the applicable Pricing Supplement; (vii) and in the case of Floating Rate Notes which are reset annually, the third Wednesday of the month of each year specified in the applicable Pricing Supplement.

The interest rate in effect from the date of issue to the first Interest Reset Date with respect to a Floating Rate Note (the “Initial Interest Rate”) will be as specified in the applicable Pricing

Supplement. Thereafter, the interest rate will be the rate determined on each Interest Determination Date. If any Interest Reset Date for any Floating Rate Note would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next day that is a Business Day, provided that, for SOFR Notes, CORRA Notes, EURIBOR Notes and SONIA Notes, if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

Unless otherwise specified in the applicable Pricing Supplement, the interest rate determined with respect to any Interest Determination Date will become effective on and as of the next succeeding Interest Reset Date or, in the case of CORRA Notes, SOFR Notes and SONIA Notes, with respect to the relevant interest period as set forth below under “—CORRA Notes,” “—SOFR Notes,” and “—SONIA Notes,” respectively, or, in each case, as set forth in the applicable Pricing Supplement. As used herein, “Interest Determination Date” means the date as of which the new interest rate is determined for a particular Interest Reset Date, based on the applicable interest rate basis or formula as of that Interest Determination Date and calculated on the related Calculation Date. The “Calculation Date” is the date by which the calculation agent will determine the new interest rate that became effective on a particular Interest Reset Date based on the applicable interest rate basis or formula on the Interest Determination Date. The Interest Determination Date for all Floating Rate Notes (except CORRA Notes, EURIBOR Notes, SOFR Notes and Treasury Rate Notes) will be the second Business Day before the Interest Reset Date. Unless otherwise specified in the applicable Pricing Supplement, the Interest Determination Date for any Interest Reset Date will be: (i) for CORRA Notes, as set forth below under “—CORRA Notes” or in the applicable Pricing Supplement; (ii) for EURIBOR Notes, the second T2 Business Day before the applicable Interest Reset Date; (iii) for SOFR Notes, as set forth below under “—SOFR Notes” or in the applicable Pricing Supplement; and (iv) for SONIA Notes, as set forth below under “—SONIA Notes” or in the applicable Pricing Supplement.

The Interest Determination Date for Treasury Rate Notes will be the day of the week in which the Interest Reset Date falls on which Treasury bills of the same index maturity are normally auctioned. Treasury bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on Tuesday. Sometimes, the auction is held on the preceding Friday. If an auction is held on the preceding Friday, that day will be the Interest Determination Date relating to the Interest Reset Date occurring in the next week. If an auction date falls on any interest reset date, then the Interest Reset Date will instead be the first Business Day immediately following the auction date.

Each interest payment on a Floating Rate Note will include interest accrued during the period from, and including, the last Interest Payment Date (or, in the case of the first interest period, the issue date) to, but excluding, the next Interest Payment Date (or, in the case of the final interest period, the Maturity Date or earlier Redemption Date or repayment date) (each such period, an “interest period”). Accrued interest on a Floating Rate Note (other than a CORRA Note, SOFR Note, or SONIA Note) will be calculated by multiplying the principal amount of a Note by an accrued interest factor (the “Accrued Interest Factor”). The Accrued Interest Factor is the sum of the interest factors calculated for each day in the period for which accrued interest is being calculated. The interest factor for each day is computed by dividing the interest rate in effect on that day by (1) the actual number of days in the year, in the case of Treasury Rate Notes or CMT Rate Notes, or (2) 360, in the case of other applicable Floating Rate Notes. All percentages resulting from any calculation are rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward. For example, 9.876545% (or .09876545) will be rounded to 9.87655% (or .0987655). All currency amounts used in or resulting from such calculation will be rounded to the nearest one-hundredth of a unit (with five one-thousandths of a unit being rounded upward). For CORRA Notes, SOFR Notes, and SONIA Notes, accrued interest will be calculated as described below under “—CORRA Notes,” “—SOFR Notes,” and “—SONIA Notes,” respectively.

The Company will appoint a “calculation agent” as may be necessary for purposes of any issuance of Notes, which may include the Company, or an affiliate of the Company, as specified in the applicable Pricing Supplement. Unless otherwise specified in the applicable Pricing Supplement, the “calculation date”, if applicable, pertaining to any Interest Determination Date on a Floating Rate Note will be the earlier of (i) the tenth calendar day after such Interest Determination Date, or, if any such day is not a Business Day, the next succeeding Business Day, and (ii) the Business Day immediately preceding the relevant Interest Payment Date, or the Maturity Date, as the case may be; provided that for CORRA Notes, SOFR Notes, and SONIA Notes, the calculation agent will determine the interest rate with respect to any interest period as soon as reasonably practicable on or after the Interest Determination Date for such interest period and prior to the relevant Interest Payment Date.

CORRA Notes.

CORRA Notes will bear interest at the interest rates, calculated with reference to the Canadian Overnight Repo Rate Average, commonly referred to as CORRA, and the Spread and/or Spread Multiplier, if any, specified in the CORRA Notes and in the applicable Pricing Supplement. CORRA Notes will be subject to the minimum and maximum interest rate, if any.

Unless the applicable Pricing Supplement specifies otherwise, the interest rate for each relevant interest period will be determined by the calculation agent on each Interest Determination Date relating to a Floating Rate Note for which the interest rate is determined with reference to CORRA (a “CORRA Interest Determination Date”), at a Base Rate equal to compounded daily CORRA (“compounded CORRA”), calculated as described below or by any other method of calculation specified in the applicable Pricing Supplement. The CORRA Interest Determination Date for a CORRA Note means the day that is the number of Toronto banking days prior to the Interest Payment Date (or Maturity Date, Redemption Date, or repayment date) in respect of the relevant interest period, as specified in the applicable Pricing Supplement. Unless the applicable Pricing Supplement specifies otherwise, the CORRA Interest Determination Date for each interest period will be two Toronto banking days preceding the applicable Interest Payment Date (or Maturity Date, Redemption Date, or repayment date).

The amount of interest accrued and payable on the CORRA Notes for each interest period will be calculated by the calculation agent and will be equal to the product of (i) the outstanding principal amount of the CORRA Notes multiplied by (ii) the product of (a) the Base Rate adjusted by the applicable Spread or Spread Multiplier for the relevant interest period multiplied by (b) the quotient of the actual number of calendar days in such interest period divided by 365.

The calculation agent will determine compounded CORRA for each applicable interest period in accordance with the formula below, and with respect to the observation period relating to such interest period. Compounded CORRA, the interest rate and accrued interest for each interest period will be determined by the calculation agent in arrears for each applicable interest period as soon as reasonably practicable on or after the last day of the applicable observation period related to such interest period and prior to the relevant Interest Payment Date. The calculation agent will notify the Company of compounded CORRA and such interest rate and accrued interest for each interest period as soon as reasonably practicable after such determination, but in any event by the Business Day immediately prior to the Interest Payment Date.

Compounded CORRA Notes with Observation Shift

“Compounded CORRA” means, for any observation period, the rate of return of a daily compounded interest investment calculated in accordance with the following formula, with the resulting percentage being rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with 0.00000005 being rounded upwards:

where:

“d” for any observation period, means the number of calendar days in the relevant observation period;

“d0” for any observation period, is the number of Toronto banking days in the relevant observation period;

“i” means a series of whole numbers from one to d0, each representing the relevant Toronto banking day in chronological order from, and including, the first Toronto banking day in the relevant observation period;

“ni” for any Toronto banking day “i” in the relevant observation period, means the number of calendar days from, and including, such Toronto banking day “i” to, but excluding, the following Toronto banking day (which is “i” + 1);

“CORRAi” means, in respect of any Toronto banking day “i” in the relevant observation period, a reference rate equal to the daily Canada Overnight Repo Rate Average for such Toronto banking day, as published by the Bank of Canada, as the administrator of CORRA (or any successor administrator of CORRA), on the website of the Bank of Canada or any successor website, or such other source or page as is specified in the applicable Pricing Supplement or, if the Bank of Canada’s website or such other source or page as is specified in the applicable Pricing Supplement, as applicable, is unavailable, as otherwise published by such authorized distributors (in each case, at approximately 11:00 a.m., Toronto time (or such other time as is specified in the applicable Pricing Supplement)), on the immediately following Toronto banking day, which is Toronto banking day “i”+ 1;

“observation period” means, in respect of each observation period, the period from, and including, the date that is two Toronto banking days (or such other number of Toronto banking days as the Company may specify in the applicable Pricing Supplement) preceding the first date in such interest period to, but excluding, the date that is two Toronto banking days (or such other number of Toronto banking days as the Company may specify in the applicable Pricing Supplement) preceding the Interest Payment Date for such interest period (or, in the case of the final interest period, the Maturity Date or earlier Redemption Date or repayment date); and

“Toronto banking day” means a day on which Schedule I banks under the Bank Act (Canada) are open for business in the city of Toronto, Canada, other than a Saturday or a Sunday or a public holiday in Toronto (or such revised regular publication calendar for CORRA or an Applicable Fallback Rate as may be adopted by the administrator of CORRA from time to time).

If neither the administrator nor authorized distributors provide or publish CORRA and an Index Cessation Effective Date with respect to CORRA has not occurred, then, in respect of any day for which CORRA is required, references to CORRA will be deemed to be references to the last provided or published CORRA.

Notwithstanding the foregoing, upon the occurrence of an Index Cessation Event, the terms and provisions set forth under “—Effect of an Index Cessation Event—CORRA” will apply to the CORRA Notes.

Effect of an Index Cessation Event—CORRA

Upon the occurrence of an Index Cessation Event and related Index Cessation Effective Date, the interest rate for a CORRA Interest Determination Date that occurs on or after such Index Cessation Effective Date will be the CAD Recommended Rate determined in accordance with (i) and (ii) below, to which the calculation agent will apply the most recently published spread and make such adjustments as are necessary to account for any difference in the term, structure or tenor of the CAD Recommended Rate in comparison to CORRA, in each case that the Company or the Company’s designee (which may be the Company’s affiliate), after consulting with the Company, determines, from time to time, and notifies to the calculation agent, are consistent with accepted market practice or applicable regulatory or legislative action or guidance for the use of such Applicable Fallback Rate for debt obligations comparable to the CORRA Notes in such circumstances:

(i)

Index Cessation Effective Date with respect to CORRA. If there is a CAD Recommended Rate before the end of the first Toronto banking day following the Index Cessation Effective Date with respect to CORRA but neither the administrator nor authorized distributors provide or publish the CAD Recommended Rate and an Index Cessation Effective Date with respect to the CAD Recommended Rate has not occurred, then, in respect of any day for which the CAD Recommended Rate is required, references to the CAD Recommended Rate will be deemed to be references to the last provided or published CAD Recommended Rate.

(ii)

No CAD Recommended Rate or Index Cessation Effective Date with respect to CAD Recommended Rate. If there is no CAD Recommended Rate before the end of the first Toronto banking day following the Index Cessation Effective Date with respect to CORRA, or there is a CAD Recommended Rate and an Index Cessation

Effective Date subsequently occurs with respect to such CAD Recommended Rate, then the Base Rate for a CORRA Interest Determination Date that occurs on or after such applicable Index Cessation Effective Date will be the BOC Target Rate (as defined below). If neither the administrator nor authorized distributors provide or publish the BOC Target Rate and an Index Cessation Effective Date with respect to the BOC Target Rate has not occurred, then, in respect of any day for which the BOC Target Rate is required, references to the BOC Target Rate will be deemed to be references to the last provided or published BOC Target Rate.

Applicable Fallback Rate Conforming Changes. Notwithstanding the foregoing, in connection with the implementation of an Applicable Fallback Rate, the Company or the Company’s designee (which may be the Company’s affiliate), after consulting with the Company, may make such adjustments to the Applicable Fallback Rate or the spread thereon, if any, as well as the business day convention, the calendar day count convention, interest determination dates, interest reset dates and related provisions and definitions (including observation dates for reference rates), in each case that are consistent with accepted market practice for the use of the Applicable Fallback Rate for debt obligations such as the CORRA Notes in such circumstances.

Any determination, decision or election that may be made by the Company or the calculation agent, as applicable, in relation to the Applicable Fallback Rate, including any determination with respect to an adjustment or the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection: (i) will be conclusive and binding, absent manifest error; (ii) if made by the Company, will be made in the Company’s sole discretion, or, as applicable, if made by the calculation agent will be made after consultation with the Company and the calculation agent will not make any such determination, decision or election to which the Company objects and will have no liability for not making any such determination, decision or election; and (iii) shall become effective without consent from the Holders of the CORRA Notes or any other party.

Definitions. As used in the foregoing terms and provisions relating to the determination of CORRA:

“Applicable Fallback Rate” means the CAD Recommended Rate, or the BOC Target Rate, as applicable;

“BOC Target Rate” means the Bank of Canada’s target for the overnight rate as set by the Bank of Canada and published on the Bank of Canada’s website or, if the Bank of Canada does not target a single rate, the mid-point of the target range set by the Bank of Canada and so published (calculated as the arithmetic average of the upper bound of the target range and the lower bound of the target range, rounded, if necessary, to the nearest second decimal place, 0.005 being rounded upwards);

“CAD Recommended Rate” means the rate (inclusive of any spreads or adjustments) recommended as the replacement for CORRA by a committee officially endorsed or convened by the Bank of Canada for the purpose of recommending a replacement for CORRA (which rate may be produced by the Bank of Canada or another administrator) and as provided by the administrator of that rate or, if that rate is not provided by the administrator thereof (or a successor administrator), published by an authorized distributor;

“Index Cessation Effective Date” means, in respect of an Index Cessation Event, the first date on which CORRA or the Applicable Fallback Rate, as applicable, is no longer provided. If CORRA or the Applicable Fallback Rate, as applicable, ceases to be provided on the same day that it is required to determine the Base Rate for an interest period pursuant to the terms of an applicable series of CORRA Notes but it was provided at the time at which it is to be observed pursuant to the terms and provisions of such series of CORRA Notes (or, if no such time is specified in the terms and provisions of such series, at the time at which it is ordinarily published), then the Index Cessation Effective Date will be the next day on which the rate would ordinarily have been published; and

“Index Cessation Event” means:

(A)

a public statement or publication of information by or on behalf of the administrator or provider of CORRA or the Applicable Fallback Rate, as applicable, announcing that it has ceased or will cease to provide CORRA or the Applicable Fallback Rate, as applicable, permanently or indefinitely, provided that, at the time of the statement or publication, there is no successor administrator or provider that will continue to provide CORRA or the Applicable Fallback Rate, as applicable; or

(B)

a public statement or publication of information by the regulatory supervisor for the administrator or provider of CORRA or the Applicable Fallback Rate, as applicable, the Bank of Canada, an insolvency official with jurisdiction over the administrator or provider for CORRA or the Applicable Fallback Rate, as applicable, a resolution authority with jurisdiction over the administrator or provider for CORRA or the Applicable Fallback Rate, as applicable, or a court or an entity with similar insolvency or resolution authority over the administrator or provider for CORRA or the Applicable Fallback Rate, as applicable, which states that the administrator or provider of CORRA or the Applicable Fallback Rate, as applicable, has ceased or will cease to provide CORRA or the Applicable Fallback Rate, as applicable, permanently or indefinitely, provided that, at the time of the statement or publication, there is no successor administrator or provider that will continue to provide CORRA or the Applicable Fallback Rate, as applicable.

CMT Rate Notes.

CMT Rate Notes will bear interest for each Interest Reset Period at the interest rates calculated with reference to the CMT Rate, plus or minus any Spread, and/or multiplied by any Spread Multiplier, if any, as specified in the CMT Rate Notes and in the applicable Pricing Supplement. CMT Rate Notes will be subject to the minimum and the maximum interest rate, if any, as specified in the applicable Pricing Supplement.

Unless otherwise specified in the applicable Pricing Supplement, “CMT Rate” means, with respect to any Interest Determination Date relating to a Floating Rate Note for which the interest rate is determined with reference to the CMT Rate (a “CMT Rate Interest Determination Date”):

(i) If “Refinitiv Page FRBCMT” is the specified CMT Refinitiv Page in the applicable Pricing Supplement, the CMT Rate on the CMT Rate Interest Determination Date shall be a percentage equal to the yield for United States Treasury securities at “constant maturity” having the index maturity specified in the applicable Pricing Supplement as set forth in the daily statistical release published by the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”) available through its website at https://www.federalreserve.gov/releases/h15/, or any successor site or publication, and designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation) (“H.15 Daily Update”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”), as such yield is displayed on Refinitiv (or any successor service) on page FRBCMT (or any other page as may replace such page on such service) (“Refinitiv Page FRBCMT”) for such CMT Rate Interest Determination Date. The calculation agent will follow the following procedures if the Refinitiv Page FRBCMT CMT Rate cannot be determined as described in the preceding sentence:

•

If such rate does not appear on Refinitiv Page FRBCMT, the CMT Rate on such CMT Rate Interest Determination Date shall be a percentage equal to the yield for United States Treasury securities having the index maturity specified in the applicable Pricing Supplement and for such CMT Rate Interest Determination Date as set forth in the H.15 Daily Update under the caption H.15 TCM.

•

If such rate does not appear in the H.15 Daily Update, the CMT Rate on such CMT Rate Interest Determination Date shall be the rate for the period of the index maturity specified in the applicable Pricing Supplement as may then be published by either the Federal Reserve Board or the United States Department of the Treasury that the calculation agent determines to be comparable to the rate that would otherwise have been published in the H.15 Daily Update.

•

If the Federal Reserve Board or the United States Department of the Treasury does not publish a yield on United States Treasury securities at “constant maturity” having the index maturity specified in the applicable Pricing Supplement for such CMT Rate Interest Determination Date, the CMT Rate on such CMT Rate Interest Determination Date shall be calculated by the calculation agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on such CMT Rate Interest Determination Date of three leading primary United States government securities dealers in New York City (which may include the Agents or their affiliates) (each, a “reference dealer”) selected by the calculation agent from five such reference dealers selected by the calculation agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest) for United States Treasury securities with an original maturity equal to the index maturity specified in the applicable Pricing Supplement, a remaining term to maturity no more than one year shorter than such index maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. United States Treasury securities are direct, non-callable, fixed rate obligations of the U.S. government.

•

If fewer than five but more than two such prices are provided as requested, the CMT Rate on such CMT Rate Interest Determination Date shall be the rate on the CMT Rate Interest Determination Date calculated by the calculation agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of such quotation shall be eliminated.

•

If fewer than three prices are provided as requested, the CMT Rate on such CMT Rate Interest Determination Date shall be calculated by the calculation agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on such CMT Rate Interest Determination Date of three reference dealers selected by the calculation agent from five such reference dealers selected by the calculation agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest) for United States Treasury securities with an original maturity greater than the index maturity specified in the applicable Pricing Supplement, a remaining term to maturity closest to such index maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. If two such United States Treasury securities with an original maturity greater than the index maturity specified in the applicable Pricing Supplement have remaining terms to maturity equally close to such index maturity, the quotes for the United States Treasury security with the shorter original term to maturity will be used. If fewer than five but more than two such prices are provided as requested, the CMT Rate on such CMT Rate Interest Determination Date shall be calculated by the calculation agent and shall be based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of such quotations shall be eliminated. If fewer than three such prices are provided as requested, the CMT Rate determined as of such CMT Rate Interest Determination Date shall be the CMT Rate in effect for the prior Interest Reset Period; provided, however, that if there was no preceding interest reset date, the initial interest rate will remain in effect for the new Interest Reset Period.

(ii) If “Refinitiv Page FEDCMT” is the specified CMT Refinitiv Page in the applicable Pricing Supplement, the CMT Rate on the CMT Rate Interest Determination Date shall be a percentage equal to the one-week or one-month, as specified in the applicable Pricing Supplement, average yield for United States Treasury securities at “constant maturity” having the index maturity specified in the applicable Pricing Supplement as set forth in the H.15 Daily Update under the caption H.15 TCM as such yield is displayed on Refinitiv on page FEDCMT (or any other page as may replace such page on such service) (“Refinitiv Page FEDCMT”) for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which such CMT Rate Interest Determination Date falls. The calculation agent will follow the following procedures if the Refinitiv Page FEDCMT CMT Rate cannot be determined as described in the preceding sentence:

•

If such rate does not appear on Refinitiv Page FEDCMT, the CMT Rate on such CMT Rate Interest Determination Date shall be a percentage equal to the one-week or one-month, as specified in the applicable Pricing Supplement, average yield for United States Treasury securities at “constant maturity” having the index maturity specified in the applicable Pricing Supplement for the week or month, as applicable, preceding such CMT Rate Interest Determination Date as set forth in the H.15 Daily Update under the caption H.15 TCM.

•

If such rates required to compute such average yield do not appear in the H.15 Daily Update, the CMT Rate on such CMT Rate Interest Determination Date shall be the one-week or one-month, as specified in the applicable Pricing Supplement, average yield for United States Treasury securities at “constant maturity” having the index maturity specified in the applicable Pricing Supplement as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which such CMT Rate Interest Determination Date falls.

•

If the Federal Reserve Board does not publish a one-week or one-month, as specified in the applicable Pricing Supplement, average yield on United States Treasury securities at “constant maturity” having the index maturity specified in the applicable Pricing Supplement for the applicable week or month, the CMT Rate on such CMT Rate Interest Determination Date shall be calculated by the calculation agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on such CMT Rate Interest Determination Date of three reference dealers selected by the calculation agent from five such reference dealers selected by the calculation agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest) for United States Treasury securities with an original maturity equal to the index maturity specified in the applicable Pricing Supplement, a remaining term to maturity no more than one year shorter than such index maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. United States Treasury securities are direct, non-callable, fixed rate obligations of the U.S. government.

•

If fewer than five but more than two such prices are provided as requested, the CMT Rate on such CMT Rate Interest Determination Date shall be the rate on the CMT Rate Interest Determination Date calculated by the calculation agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of such quotation shall be eliminated.

•

If fewer than three prices are provided as requested, the CMT Rate on such CMT Rate Interest Determination Date shall be calculated by the calculation agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on such CMT Rate Interest Determination Date of three reference dealers selected by the calculation agent from five such reference dealers selected by the calculation agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest) for United States Treasury securities with an original maturity greater than the index maturity specified in the applicable Pricing Supplement, a remaining term to maturity closest to such index maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. If two such United States Treasury securities with an original maturity greater than the index maturity specified in the applicable Pricing Supplement have remaining terms to maturity equally close to such index maturity, the quotes for the United States Treasury security with the shorter original term to maturity will be used. If fewer than five but more than two such prices are provided as requested, the CMT Rate on such CMT Rate Interest Determination Date shall be calculated by the calculation agent and shall be based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of such quotations shall be eliminated. If fewer than three such prices are provided as requested, the CMT Rate determined as of such CMT Rate determination date shall be the CMT Rate in effect for the prior Interest Reset Period; provided, however, if there was no preceding interest reset date, the initial interest rate will remain in effect for the new Interest Reset Period.

EURIBOR Notes.

Each EURIBOR Note will bear interest for each Interest Reset Period at an interest rate equal to EURIBOR, plus or minus any Spread, and/or multiplied by any Spread Multiplier as specified in such Note and the applicable Pricing Supplement. EURIBOR Notes will be subject to the minimum and the maximum interest rate, if any, as specified in any applicable Pricing Supplement.

The calculation agent will determine EURIBOR on each EURIBOR Interest Determination Date, which is the second T2 Business Day prior to the interest reset date for each Interest Reset Period.

Unless otherwise specified in the applicable Pricing Supplement, EURIBOR means, with respect to any Interest Determination Date relating to a Floating Rate Note for which the interest rate is determined with reference to EURIBOR (a “EURIBOR Interest Determination Date”), a Base Rate equal to the interest rate for deposits in euro designated as “EURIBOR” as sponsored, calculated and published by EMMI having the index maturity specified in the applicable Pricing Supplement, as that rate appears on Refinitiv Page EURIBOR01 (or any other page as may replace such page on such service) (“Refinitiv Page EURIBOR01”) as of 11:00 a.m., Brussels time, on such EURIBOR Interest Determination Date.

Unless the applicable Pricing Supplement specifies otherwise, the following procedures will be followed if EURIBOR cannot be determined as described above:

•

If the rate described above does not appear on Refinitiv Page EURIBOR01, EURIBOR will be determined on the basis of the rates, at approximately 11:00 a.m., Brussels time, on such EURIBOR Interest Determination Date, at which deposits of the following kind are offered to prime banks in the euro-zone interbank market by the principal euro-zone office of each of four major banks in that market selected by the calculation agent, after consultation with the Company: euro deposits having the relevant index maturity, beginning on the relevant interest reset date, and in a representative amount. The calculation agent will request that the principal euro-zone office of each of these banks provide a quotation of its rate. If at least two quotations are provided, EURIBOR for such EURIBOR Interest Determination Date will be the arithmetic mean of those quotations.

•

If fewer than two quotations are provided as described above, EURIBOR for such EURIBOR Interest Determination Date will be the arithmetic mean of the rates for loans of the following kind to leading euro-zone banks quoted, at approximately

11:00 a.m., Brussels time, on that Interest Determination Date, by four major banks in the euro-zone selected by the calculation agent: loans of euro having the relevant index maturity, beginning on the relevant interest reset date, and in an amount that is representative of a single transaction in euro in that market at the time.

•

If fewer than four banks selected by the calculation agent are quoting as described above, EURIBOR for the new Interest Reset Period will be EURIBOR in effect for the prior Interest Reset Period; provided, however, if there was no preceding interest reset date, the initial interest rate will remain in effect for the new Interest Reset Period.

“euro-zone” means, at any time, the region comprised of the member states of the European Economic and Monetary Union that, as of that time, have adopted a single currency in accordance with the Treaty on European Union of February 1992.

Notwithstanding the above, if, the calculation agent will use, as directed by the Company, as a substitute for EURIBOR and for each future EURIBOR Interest Determination Date, the alternative reference rate selected by the central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) that is consistent with accepted market practice (the “EURIBOR Alternative Rate”). As part of such substitution, the calculation agent will, as directed by the Company, make such adjustments to the EURIBOR Alternative Rate or the spread thereon, as well as the business day convention, determination dates and related provisions and definitions (“EURIBOR Adjustments”), in each case that are consistent with accepted market practice for the use of such EURIBOR Alternative Rate for debt obligations such as the EURIBOR Notes; provided, however, that if there is no clear market consensus as to whether any rate has replaced EURIBOR in customary market practice, the Company may appoint in the Company’s sole discretion an independent financial advisor to determine an appropriate EURIBOR Alternative Rate, and any EURIBOR Adjustments thereto, and the decision of the independent financial advisor will be binding on the Company, the calculation agent and the Holders of the EURIBOR Notes. If EURIBOR has been permanently discontinued, but for any reason a EURIBOR Alternative Rate has not been determined or there is no such accepted market practice for the use of such EURIBOR Alternative Rate (and an independent financial advisor has not determined an appropriate EURIBOR Alternative Rate and any EURIBOR Adjustments), the rate of EURIBOR for the next interest period will be set equal to the rate of EURIBOR for the then current Interest Reset Period.

SOFR Notes.

Prior to the occurrence of a Benchmark Transition Event and related Benchmark Replacement Date (each as defined below in this “—SOFR Notes” section), if any Notes are designated in the applicable Pricing Supplement with reference to the Secured Overnight Financing Rate, commonly referred to as SOFR, such Notes will bear interest calculated by reference to daily SOFR, a 30-, 90- or 180-day average SOFR, or any other SOFR rate or SOFR index rate, as may be published at such time by the SOFR Administrator (as defined below) or calculable at such time by reference to such published rates, in each case as specified in the applicable Pricing Supplement, and the Spread and/or Spread Multiplier, if any, specified on the face of the SOFR Notes and on the cover of the applicable Pricing Supplement. SOFR Notes will be subject to the minimum and the maximum interest rate, if any, as specified in any applicable Pricing Supplement.

SOFR Notes will be Compounded SOFR Notes or Compounded SOFR Index Notes, as described below, unless otherwise specified in the applicable Pricing Supplement.

Unless the applicable Pricing Supplement specifies otherwise, the interest rate applicable for each interest period will be the rate determined by the calculation agent, with respect to any Interest Determination Date relating to a Floating Rate Note or Fixed Rate/Floating Rate Note for which the interest rate is determined with reference to SOFR (a “SOFR Interest Determination Date”) at a Base Rate equal to compounded daily SOFR (“Compounded SOFR”), calculated as described below or by any other method of calculation specified in the applicable Pricing Supplement.

The amount of interest accrued and payable on SOFR Notes for each interest period will be equal to the product of (i) the outstanding principal amount of SOFR Notes multiplied by (ii) the product of (a) the Base Rate adjusted by the applicable Spread or Spread Multiplier for the relevant interest period multiplied by (b) the quotient of the actual number of calendar days in such interest period (or other applicable period) divided by 360.

Promptly upon such determination, the calculation agent will notify the Company of the floating interest rate for the relevant interest period. Any calculation or determination by the calculation agent with respect to the floating interest rate will be made in the calculation agent’s sole discretion and will be conclusive and binding absent manifest error.

The SOFR Interest Determination Date for Compounded SOFR Notes and Compounded SOFR Index Notes means the day that is the number of U.S. Government Securities Business Days prior to the Interest Payment Date (or Maturity Date, Redemption Date, or repayment date) in respect of the relevant interest period, as specified in the applicable Pricing Supplement. Unless the applicable Pricing Supplement specifies otherwise, the SOFR Interest Determination Date for each interest period will be two U.S. Government Securities Business Days preceding the applicable Interest Payment Date (or Maturity Date, Redemption Date, or repayment date).

Notwithstanding the foregoing paragraphs, if the Company or the Company’s designee (which may be the Company’s affiliate), after consulting with the Company, determines on or prior to the relevant SOFR Interest Determination Date that a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR, then the provisions set forth below under the heading “—Effect of Benchmark Transition Event and Related Benchmark Replacement Date,” which are referred to as the “benchmark transition provisions” herein, will thereafter apply to all determinations of the rate of interest payable on the SOFR Notes. In accordance with the benchmark transition provisions, after a Benchmark Transition Event and related Benchmark Replacement Date have occurred, the amount of interest that will be payable for each interest period will be determined by reference to a rate per annum equal to the Benchmark Replacement plus or minus the Spread specified in the applicable Pricing Supplement.

Compounded SOFR Notes

If the applicable Pricing Supplement for any SOFR Note specifies the calculation method as being “Compounded SOFR,” then “Compounded SOFR,” with respect to any interest period, means the rate of return of a daily compounded interest investment calculated in accordance with the following formula:

where:

“d0”, for any observation period, means the number of U.S. Government Securities Business Days in the relevant observation period;

“i” means a series of whole numbers from one to d0, each representing the relevant U.S. Government Securities Business Day in chronological order from, and including, the first U.S. Government Securities Business Day in the relevant observation period;

“SOFRi”, for any U.S. Government Securities Business Day “i” in the relevant observation period, is equal to SOFR in respect of that day “i”;

“ni”, for any U.S. Government Securities Business Day “i” in the relevant observation period, is the number of calendar days from, and including, such U.S. Government Securities Business Day “i” to, but excluding, the following U.S. Government Securities Business Day (“i+1”);

“d” means the number of calendar days in the relevant observation period;

“observation period” means, in respect of each interest period, the period from, and including, the date that is two U.S. Government Securities Business Days (or such other number of U.S. Government Securities Business Days as the Company may specify in the applicable Pricing Supplement) preceding the first date in such interest period to, but excluding, the date that is two U.S. Government Securities Business Days (or such other number of U.S. government securities business days as the Company may specify in the applicable Pricing Supplement) preceding the Interest Payment Date for such interest period (or, in the case of the final interest period, the Maturity Date or earlier Redemption Date or repayment date);

“SOFR” means, with respect to any U.S. Government Securities Business Day:

(1)

the Secured Overnight Financing Rate published for such U.S. Government Securities Business Day as such rate appears on the SOFR Administrator’s Website at 3:00 p.m., New York City time, on the immediately following U.S. Government Securities Business Day (the “SOFR Determination Time”); or

(2)

if the rate specified in (1) above does not so appear, unless both a Benchmark Transition Event and its related Benchmark Replacement Date (as each such term is defined below under “—Effect of Benchmark Transition Event and Related Benchmark Replacement Date”) have occurred, the Secured Overnight Financing

Rate as published in respect of the first preceding U.S. Government Securities Business Day for which the Secured Overnight Financing Rate was published on the SOFR Administrator’s Website; or

(3)

If a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the Benchmark Replacement, subject to the provisions described, and as defined, below under “—Effect of Benchmark Transition Event and Related Benchmark Replacement Date”;

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the Secured Overnight Financing Rate);

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source. The foregoing Internet website is an inactive textual reference only, meaning that the information contained on the website is not part of this document and is not incorporated herein by reference; and

“U.S. Government Securities Business Day” means any day that is not a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association (or any successor thereto) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Compounded SOFR Index Notes

If the applicable Pricing Supplement for any SOFR Note specifies the calculation method as being “Compounded Index Rate,” then “Compounded SOFR,” with respect to any interest period, means the rate computed in accordance with the following formula:

where:

“SOFR IndexStart” is the SOFR Index value for the day which is two U.S. Government Securities Business Days, or such other number of U.S. Government Securities Business Days as specified in the applicable Pricing Supplement, preceding the first date of the relevant interest period;

“SOFR IndexEnd” is the SOFR Index value for the day which is two U.S. Government Securities Business Days, or such other number of U.S. Government Securities Business Days as specified in the applicable Pricing Supplement, preceding the Interest Payment Date relating to the relevant interest period;

“observation period” means, in respect of the relevant interest period, the period from, and including, the day which is two U.S. Government Securities Business Days, or such other number of U.S. Government Securities Business Days as specified in the applicable Pricing Supplement, preceding the first date of the relevant interest period such interest period to, but excluding, the day which is two U.S. Government Securities Business Days, or such other number of U.S. Government Securities Business Days as specified in the applicable Pricing Supplement, preceding the Interest Payment Date relating to such interest period (or, in the case of the final interest period, the Maturity Date or earlier Redemption Date or repayment date);

“d,” is the number of calendar days in the relevant observation period;

“SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1)

the SOFR Index value as published by the SOFR Administrator as such index appears on the SOFR Administrator’s Website at 3:00 p.m., New York City time, on such U.S. Government Securities Business Day (the “SOFR Index Determination Time”); provided that:

(2)	if a SOFR Index value does not so appear as specified in (1) above at the SOFR Index Determination Time, then:

(i)

if a Benchmark Transition Event and its related Benchmark Replacement Date (each as defined below under “—Effect of Benchmark Transition Event and Related Benchmark Replacement Date”) have not occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the “—SOFR Index Unavailable” provisions below; or

(ii)

if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the “—Effect of Benchmark Transition Event and Related Benchmark Replacement Date” provisions below; and

“U.S. Government Securities Business Day” means any day that is not a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association (or any successor thereto) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

SOFR Index Unavailable

If a SOFR IndexStart or SOFR IndexEnd is not published on the associated SOFR Interest Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date (each as defined below under “—Effect of Benchmark Transition Event and Related Benchmark Replacement Date”) have not occurred with respect to SOFR, “Compounded SOFR” means, for the applicable interest period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR Averages, and definitions required for such formula, published on the SOFR Administrator’s Website at www.newyorkfed.org/markets/reference-rates/additional-information-about-reference-rates. For the purposes of this provision, references in the SOFR Averages compounding formula and related definitions to “calculation period” shall be replaced with “observation period” and the words “that is, 30-, 90-, or 180- calendar days” shall be removed. If the daily SOFR (“SOFRi”) does not so appear for any day “i” in the observation period, SOFRi for such day “i”

shall be SOFR published in respect of the first preceding U.S. Government Securities Business Day for which SOFR was published on the SOFR Administrator’s Website.

Effect of Benchmark Transition Event and Related Benchmark Replacement Date

Benchmark Replacement. If the Company or the Company’s designee (which may be the Company’s affiliate), after consulting with the Company, determines on or prior to the relevant Reference Time that a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to the then-current Benchmark for the SOFR Notes, the applicable Benchmark Replacement will replace the then-current Benchmark for the SOFR Notes for all purposes relating to the SOFR Notes in respect of all determinations on such date and for all determinations on all subsequent dates.

Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Company or the Company’s designee (which may be the Company’s affiliate), after consulting with the Company, will have the right to make Benchmark Replacement Conforming Changes from time to time.

Decisions and Determinations. Any determination, decision or election that may be made by the Company or the Company’s designee (which may be the Company’s affiliate), pursuant to the benchmark transition provisions set forth herein, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection:

•	will be conclusive and binding absent manifest error;

•	if made by the Company, will be made in the Company’s sole discretion;

•

if made by the Company’s designee, will be made after consultation with the Company, and the Company’s designee will not make any such determination, decision or election to which the Company objects; and

•	notwithstanding anything to the contrary in this Officers’ Certificate, the Indenture or the SOFR Notes, shall become effective without consent from the Holders of the SOFR Notes or any other party.

The calculation agent shall have no liability for not making any determination, decision or election pursuant to the benchmark transition provisions. The Company may designate an entity (which entity may be a calculation agent and/or the Company’s affiliate) to make any determination, decision or election that the Company has the right to make in connection with the benchmark transition provisions set forth herein or in any applicable Pricing Supplement.

Certain Defined Terms. As used in this “—SOFR Notes” section with respect to any Benchmark Transition Event and implementation of the applicable Benchmark Replacement and Benchmark Replacement Conforming Changes:

“Benchmark” means, initially, the Specified SOFR; provided that if the Company or the Company’s designee (which may be the Company’s affiliate), after consulting with the Company, determines on or prior to the relevant Reference Time that a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to such Specified SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company or the Company’s designee (which may be the Company’s affiliate), after consulting with the Company, as of the Benchmark Replacement Date:

(1)

the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor (if any) and (b) the Benchmark Replacement Adjustment;

(2)	the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; or

(3)

the sum of: (a) the alternate rate of interest that has been selected by the Company or the Company’s designee (which may be the Company’s affiliate), after consulting with the Company, as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated Floating Rate Notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company or the Company’s designee (which may be the Company’s affiliate), after consulting with the Company, as of the Benchmark Replacement Date:

(1)

the spread adjustment (which may be a positive or negative value or zero), or method for calculating or determining such spread adjustment, that has been selected or recommended by the Relevant Governmental Body or determined by the Company or the Company’s designee (which may be the Company’s affiliate), after consulting with the Company, in accordance with the method for calculating or determining such spread adjustment that has been selected or recommended by the Relevant Governmental Body, in each case for the applicable Unadjusted Benchmark Replacement;

(2)	if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment; or

(3)

the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or the Company’s designee (which may be the Company’s affiliate), after consulting with the Company, after giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “interest period,” the manner, timing and frequency of determining rates and making payments of interest, rounding of amounts or tenors (including changes to the definition of “Corresponding Tenor” solely when such tenor is longer than the interest period) and other administrative matters) that the Company or the Company’s designee (which may be the Company’s affiliate), after consulting with the Company, determines, from time to time, to be appropriate to reflect the determination and implementation of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company or the Company’s designee (which may be the Company’s affiliate), after consulting with the Company, decides that implementation of any portion of such market practice is not administratively feasible or the Company or the Company’s designee (which may be the Company’s affiliate), after consulting with the Company, determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or the Company’s designee (which may be the Company’s affiliate), after consulting with the Company, determines is appropriate).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)

in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1)

a public statement or publication of information by or on behalf of the administrator of the Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component);

(2)

a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark (or such component), the central bank for the currency of the Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark (or such component), which states that the administrator of the Benchmark (or such component) has ceased or will cease to provide the Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component); or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the then-current Benchmark.

“ISDA Definitions” means the 2021 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is Compounded SOFR calculated by reference to daily SOFR, the SOFR Determination Time, and (2) if the Benchmark is Compounded SOFR calculated by reference to SOFR Index, the SOFR Index Determination Time, and (3) if the Benchmark is not Compounded SOFR calculated by reference to SOFR or SOFR Index, the time determined by the Company or the Company’s designee (which may be the Company’s affiliate), after consulting with the Company, in accordance with the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“SOFR” with respect to any day means the secured overnight financing rate published for such day by the SOFR Administrator on the SOFR Administrator’s Website.

“Specified SOFR” means Compounded SOFR, as described above, or another Base Rate calculated by referenced to daily SOFR, a 30-, 90- or 180-day average SOFR, or any other SOFR rate or SOFR index rate, as specified in the applicable Pricing Supplement of the SOFR Notes.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

SONIA Notes.

SONIA Notes will bear interest at the interest rates, calculated with reference to the Sterling Overnight Index Average Rate, commonly referred to as SONIA, and the Spread and/or Spread Multiplier, if any, specified in the SONIA Notes and in the applicable Pricing Supplement. SONIA Notes will be subject to the minimum and maximum interest rate, if any, as specified in the applicable Pricing Supplement.

The SONIA rate in respect of any SONIA Notes will be determined in accordance with (i) if the calculation method is specified in the applicable Pricing Supplement as being Compounded SONIA an “Observation Lookback Convention” and (ii) if the calculation method is specified in the applicable Pricing Supplement as being “Compounded Index Rate”, a “Compounded Index Convention”, each as indicated in the applicable Pricing Supplement and as described below. The Interest Determination Date for any SONIA Note means the day that is the number of London banking days prior to the Interest Payment Date (or Maturity Date, Redemption Date, or repayment date) in respect of the relevant interest period, as specified in the applicable Pricing Supplement (which shall not be specified in the applicable Pricing Supplement as less than five London banking days without the prior agreement of the calculation agent). Unless the applicable Pricing Supplement specifies otherwise, the Interest Determination Date for any SONIA Note for each interest period will be five London banking days preceding the applicable Interest Payment Date (or Maturity Date, Redemption Date, or repayment date).

The amount of interest accrued and payable on the SONIA Notes for each interest period will be equal to the product of (i) the outstanding principal amount of the SONIA Notes multiplied by (ii) the product of (a) the Base Rate adjusted by the applicable Spread or Spread Multiplier for the relevant interest period multiplied by (b) the quotient of the actual number of calendar days in such interest period (or other applicable period) divided by 365.

Compounded SONIA Notes with Observation Lookback Convention

If the applicable Pricing Supplement for any SONIA Notes specifies the calculation method as being Compounded SONIA and, in addition, specifies the Observation Method as being the “Observation Lookback Convention”, then “Compounded SONIA” means, with respect to each applicable interest period, the rate of return of a daily compounded interest investment (with the daily SONIA rate as reference rate for the calculation of interest) calculated in accordance with the following formula, and the resulting percentage shall, unless otherwise specified in the applicable Pricing Supplement, be rounded if necessary to the fourth decimal place (with .00005 being rounded upwards):

where:

“d0”, for any interest period, is the number of London banking days in such interest period;

“i”, for such interest period, is a series of whole numbers from one to d0, each representing the relevant London banking day in chronological order from, and including, the first London banking day in such interest period;

“SONIA” in respect of any London banking day, means a reference rate equal to the daily Sterling Overnight Index Average rate for such London banking day as provided by the administrator of SONIA to authorized distributors and as then published on the Relevant Screen Page (as specified in the applicable Pricing Supplement) or, if the Relevant Screen Page is

unavailable, as otherwise published by such authorized distributors, in each case on the London banking day immediately following such London banking day;

“SONIAi-pLBD” means, in relation to any London banking day “i” in such interest period, SONIA in respect of the London banking day falling “p” London banking days prior to such London banking day “i”, determined by the calculation agent;

“ni” means, in relation to any London banking day “i” in such interest period, the number of calendar days from, and including, such London banking day “i” to, but excluding, the next following London banking day;

“d”, for such interest period, is the number of calendar days in such interest period;

“p” means the number of London banking days specified in the applicable Pricing Supplement (or, if no such number is specified, five London banking days); and

“London banking day” means any day on which commercial banks are open for general business (including dealing in foreign exchange and foreign currency deposits) in London, England.

Fallback Provisions for SONIA Notes specifying the calculation method as being Compounded SONIA

If, in respect of any London banking day, the SONIA rate is not available on the Relevant Screen Page or has not otherwise been published by the relevant authorized distributors, then SONIA in respect of such London banking day shall, unless the calculation agent has been notified of any Successor Rate or Alternative Benchmark Rate (and, in either case, the applicable Adjustment Spread and the specific terms of any Benchmark Amendments) as described under “—Benchmark Discontinuation—Reference Rate Replacement—SONIA” below, be: (1) the sum of: (a) the Bank of England’s Bank Rate (the “Bank Rate”) prevailing at 5:00 p.m., London time (or, if earlier, close of business) on such London banking day and (b) the mean of the spread of SONIA to the Bank Rate over the previous five London banking days on which a SONIA rate has been published, excluding the highest spread (or, if there are more than one highest spread, then only one of those highest spreads) and the lowest spread (or, if there are more than one lowest spread, then only one of those lowest spreads) to the Bank Rate; or (2) if the Bank Rate is not published by the Bank of England at 5:00 p.m., London time (or, if earlier, close of business) on the relevant London banking day, the SONIA rate published on the Relevant Screen Page (or otherwise published by the relevant authorized distributors) for the first preceding London banking day on which the SONIA rate was published on the Relevant Screen Page (or otherwise published by the relevant authorized distributors).

Notwithstanding the previous paragraph, but subject to any notification of a Successor Rate or Alternative Benchmark Rate (and, in either case, the applicable Adjustment Spread and the specific terms of any Benchmark Amendments) as outlined in the previous paragraph, in the event the Bank of England publishes guidance as to: (1) how SONIA is to be determined or (2) any rate that is to replace SONIA, then the calculation agent shall, to the extent that is reasonably practicable and as set forth in a direction from the Company in writing, follow such guidance in order to determine SONIA for the purposes of the Notes and for so long as SONIA is not available or has not been published by the relevant authorized distributors.

If, on any Interest Determination Date, the interest rate cannot be determined by reference to any of the subparagraphs above, then the interest rate for the relevant interest period shall be: (1) the interest rate determined as at the last preceding Interest Determination Date (though substituting, where a different Spread or Spread Multiplier is to be applied to the relevant interest period from that which applied to the last preceding interest period, the Spread or Spread Multiplier relating to the relevant interest period in place of the Spread or Spread Multiplier relating to that last preceding interest period) or (2) if there is no such preceding Interest Determination Date, the initial interest rate that would have been applicable to such SONIA Notes for the first interest period had the Notes been in issue for a period equal in duration to the first interest period but ending on (and excluding) the interest commencement date (and applying the Spread or Spread Multiplier, if applicable, to the first interest period).

Notwithstanding, and at any time during the application of, the foregoing procedures, if the Company or the Company’s designee determines that a Benchmark Transition Event has occurred in relation to any Notes that reference SONIA, then, pursuant to the provisions described under “—Benchmark Discontinuation—Reference Rate Replacement—SONIA,” the Company will use reasonable efforts to appoint an Independent Financial Adviser (as defined below) for the determination (with the Company’s agreement) of, amongst other items, a Successor Rate (as defined below) or, alternatively, if the Company and the Independent Financial Adviser agree that there is no Successor Rate, an Alternative Benchmark Rate (as defined below) and, in each case, an Adjustment Spread (as defined below) and the provisions described under “—Benchmark Discontinuation—Reference Rate Replacement—SONIA” shall, in such circumstances, apply to the SONIA Notes.

If the SONIA Notes become due and payable, then the final interest rate shall be calculated for the period from (and including) the most recent Interest Payment Date (or, if none, the interest commencement date) to (but excluding) the date on which the Notes become so due and payable, and such interest rate shall continue to apply to the Notes for so long as interest continues to accrue thereon.

Compounded SONIA Notes with Compounded Index Convention

If the applicable Pricing Supplement for any SONIA Notes specifies the calculation method as being Compounded Index Rate and, in addition, specifies the Observation Method as being the “Compounded Index Convention”, then “Compounded SONIA” means, for each applicable interest period, a rate determined by reference to the screen rate or index for compounded SONIA administered by the administrator of the SONIA reference rate that is published or displayed by such administrator or other information service from time to time at 12:30 p.m. (London time) on the relevant Index Determination Dates specified below, as further specified in the applicable Pricing Supplement (the “SONIA Compounded Index Value”), as calculated in accordance with the formula below (and the resulting percentage shall be rounded if necessary to the fourth decimal place, with 0.00005 being rounded upwards) plus or minus (as indicated in the applicable Pricing Supplement) the spread, if any, all determined by the calculation agent.

Compounded SONIA rate is equal to:

where:

“SONIA Compounded IndexEnd” means the SONIA Compounded Index Value determined in relation to the day which is five London banking days (or such other number of London banking days as the Company may specify in the applicable Pricing Supplement) preceding the Interest Payment Date relating to such interest period (or, in the case of the final interest period, the Maturity Date or earlier Redemption Date or repayment date);

“SONIA Compounded IndexStart” means the SONIA Compounded Index Value determined in relation to the day which is five London banking days (or such other number of London banking days as the Company may specify in the applicable Pricing Supplement) preceding the first day of the relevant interest period;

“Index Determination Date” means a day on which the SONIA Compounded Index is determined pursuant to SONIA Compounded IndexEnd or SONIA Compounded IndexStart above;

“d” is the number of calendar days from (and including) the applicable Index Determination Date to (but excluding) the following Index Determination Date.

“London banking day” means any day on which commercial banks are open for general business (including dealing in foreign exchange and foreign currency deposits) in London, England.

Fallback Provisions for SONIA Notes specifying calculation method as being Compounded Index Convention

If, in respect of any index determination date, the SONIA Compounded Index Value is not available or has not otherwise been published or displayed by the administrator of the SONIA reference rate or by another information service, as the case may be, “Compounded SONIA”, for such interest period, shall be calculated by the calculation agent on the relevant Interest Determination Date on the basis of GBP-SONIA-COMPOUND, as that rate is described in Supplement number 55 to the 2006 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.), as published on April 23, 2018 (the “ISDA Compound SONIA Definition”) (and for the purposes of calculating Compounded SONIA on the basis of the ISDA Compound SONIA Definition, references in the ISDA Compound SONIA Definition to “Calculation Period” shall be construed as references to the period from, and including, the date which is five London banking days (or such other number of London banking days as the Company may specify in the applicable Pricing Supplement) preceding the first date of the relevant interest period to, but excluding, the date which is the same number of London banking days preceding the Interest Payment Date relating to the relevant interest period (or, in the case of the final interest period, the Maturity Date or earlier Redemption Date or repayment date) (or, if such date is not a

London banking day, the London banking day immediately preceding such date)) (each such period, a “Reference Period”).

If the SONIA reference rate is not published on a London banking day in the relevant Reference Period, as specified in the ISDA Compound SONIA Definition, the calculation agent will determine such SONIA reference rate in respect of such London banking day as being a rate equal to the SONIA reference rate in respect of the last London banking day for which such rate was published by the authorized distributors of the SONIA reference rate.

If, on any London banking day following such London banking day on which the SONIA reference rate is not published, the SONIA reference rate is still not available or has not otherwise been published by the relevant authorized distributors, the calculation agent will determine such SONIA reference rate in respect of each such London banking day as being the rate (inclusive of any spreads or adjustments) recommended as the replacement for the SONIA reference rate by (i) the administrator of SONIA (if the administrator of SONIA is the Bank of England or a successor national central bank), or otherwise (ii) a committee or other body officially endorsed or convened by one or both of the UK’s Financial Conduct Authority and Prudential Regulation Authority (including, for the avoidance of doubt, the UK’s Financial Conduct Authority and Prudential Regulation Authority themselves) (or, in each case, any successor thereto) (which rate may be produced by the Bank of England or another administrator) and as provided or published by the administrator of that rate or, if that rate is not provided or published by the administrator thereof (or a successor administrator), as provided or published by an authorized distributor (the “GBP Recommended Rate”).

If, in respect of a London banking day in the relevant Reference Period, no GBP Recommended Rate exists or is published, the calculation agent will determine the SONIA reference rate in respect of any London banking day in respect of which the GBP Recommended Rate would otherwise have applied as being: (i) the Bank of England’s Bank Rate (the “Bank Rate”) prevailing at close of business on such London banking day; plus (ii) the mean of the spread of the SONIA reference rate to the Bank Rate over the previous five London banking days on which a SONIA reference rate has been published, excluding the highest spread (or, if there is more than one highest spread, one only of those highest spreads) and lowest spread (or, if there is more than one lowest spread, one only of those lowest spreads) to the Bank Rate.

In the event Compounded SONIA cannot be determined in accordance with the foregoing provisions, the interest rate shall be (i) that determined at the last preceding Interest Determination Date or (ii) if there is no such preceding Interest Determination Date, the initial interest rate which would have been applicable to the SONIA Notes for the scheduled first interest period had the SONIA Notes been in issue for a period equal in duration to the scheduled first interest period but ending on, and excluding, the issue date of the SONIA Notes.

Notwithstanding the foregoing, in no event shall the calculation agent be responsible for determining any substitute for SONIA, or for making any adjustments to any alternative benchmark or spread thereon, the business day convention, Interest Determination Dates or any other relevant methodology for calculating any such substitute or successor benchmark. In connection with the foregoing, the calculation agent will be entitled to conclusively rely on any determinations made by the Company or the Company’s designee and will have no liability for such actions taken at the direction of the Company or the Company’s designee.

Notwithstanding, and at any time during the application of, the foregoing procedures, if the Company determines that a Benchmark Event has occurred in relation to any SONIA Notes, then, pursuant to the provisions described under “—Benchmark Discontinuation—Reference Rate Replacement——SONIA,” the Company will use reasonable efforts to appoint an Independent Financial Adviser (as defined below) for the determination (with the Company’s agreement) of, amongst other items, a Successor Rate (as defined below) or, alternatively, if the Company and the Independent Financial Adviser agree that there is no Successor Rate, an Alternative Benchmark Rate (as defined below) and, in each case, an Adjustment Spread (as defined below) and the provisions described under “—Benchmark Discontinuation—Reference Rate Replacement—SONIA” shall, in such circumstances, apply to the SONIA Notes.

Benchmark Discontinuation—Reference Rate Replacement—SONIA

Notwithstanding the foregoing, if the Company or the Company’s designee determines that a Benchmark Event (as defined below) has occurred when any interest rate (or the relevant component part thereof) remains to be determined by reference to SONIA, then the following provisions shall apply:

•

the Company will use reasonable efforts to appoint an Independent Financial Adviser (as defined below) for the determination (with the Company’s agreement) of a Successor Rate (as defined below) or, alternatively, if the Company and the Independent Financial Adviser agree that there is no Successor Rate, an alternative rate (the “Alternative Benchmark Rate”) and, in either case, an alternative screen page or source (the “Alternative Relevant Screen Page”) and an Adjustment Spread (as defined below) (if applicable) no later than three Business Days prior to the relevant Interest Determination Date relating to the next succeeding interest period (the “IA Determination Cut-off Date”) for purposes of determining the interest rate applicable to the Notes for all future interest periods;

•

the Alternative Benchmark Rate will be such rate as the Company and the Independent Financial Adviser agree has replaced SONIA in customary market usage for the purposes of determining the applicable interest rate or, if the Company and the Independent Financial Adviser agree that there is no such rate, such other rate as the Company and the Independent Financial Adviser agree is most comparable to SONIA, and the Alternative Relevant Screen Page shall be such page of an information service as displays the Alternative Benchmark Rate;

•

if the Company is unable to appoint an Independent Financial Adviser, or if the Company and the Independent Financial Adviser cannot agree upon, or cannot select a Successor Rate or an Alternative Benchmark Rate and Alternative Relevant Screen Page prior to the IA Determination Cut-off Date in accordance with the clause immediately above, then the Company may determine which (if any) rate has replaced SONIA in customary market usage for purposes of determining the applicable interest rate or, if the Company determines that there is no such rate, which (if any) rate is most comparable to SONIA, and the Alternative Benchmark Rate will be the rate so determined by the Company, and the Alternative Relevant Screen Page will be such page of an information service as displays the Alternative Benchmark Rate; provided, however, that if this clause applies and the Company is unable or unwilling to determine an Alternative Benchmark Rate and Alternative Relevant Screen Page prior to the Interest Determination Date relating to the next succeeding interest period in accordance with this clause, the reference rate applicable to such interest period will be determined pursuant to the interest rate provisions for Notes referencing SONIA and as outlined above under the caption “SONIA Notes”;

•

if a Successor Rate or an Alternative Benchmark Rate and an Alternative Relevant Screen Page is determined in accordance with the preceding provisions, such Successor Rate or such Alternative Benchmark Rate and such Alternative Relevant Screen Page will be the benchmark and the Relevant Screen Page in relation to the Notes for all future interest periods;

•

if the Company determines, together with the Independent Financial Adviser, that (A) an Adjustment Spread is required to be applied to the Successor Rate or the Alternative Benchmark Rate and (B) the quantum of, or a formula or methodology for determining, such Adjustment Spread, then such Adjustment Spread will be applied to the Successor Rate or the Alternative Benchmark Rate for each subsequent determination of a relevant interest rate and Interest Amount(s) (or a component part thereof) by reference to such Successor Rate or such Alternative Benchmark Rate;

•

if a Successor Rate or an Alternative Benchmark Rate and/or Adjustment Spread is determined in accordance with the above provisions, the Company may also specify additional changes applicable to the Notes, and the method for determining the fallback rate in relation to the Notes, to follow market practice in relation to the Successor Rate or the Alternative Benchmark Rate and/or the Adjustment Spread, which changes shall apply to the Notes for all future interest periods; and

•

the Company will promptly, following the determination of any Successor Rate or any Alternative Benchmark Rate and any Alternative Relevant Screen Page and any Adjustment Spread (if any), give notice thereof and of any changes pursuant to the clause immediately above to the calculation agent, the Fiscal and Paying Agent and the Holders of the Notes.

“Adjustment Spread” means either a spread (which may be positive or negative) or a formula or methodology for calculating a spread, which the Company determines should be applied to the relevant Successor Rate or the relevant Alternative Benchmark Rate (as applicable), as a result of the replacement of SONIA with the relevant Successor Rate or the relevant Alternative Benchmark Rate (as applicable), and is the spread, formula or methodology which:

•

in the case of a Successor Rate, is recommended or formally provided as an option for parties to adopt, in relation to the replacement of the reference rate with the Successor Rate by any Relevant Nominating Body; or

•

in the case of a Successor Rate for which no such recommendation has been made, or option provided, or in the case of an Alternative Benchmark Rate, the spread, formula or methodology which the Company determines to be appropriate to reduce or eliminate, to the fullest extent reasonably practicable in the circumstances, any economic prejudice or benefit (as the case may be) to Holders as a result of the replacement of the reference rate with the Successor Rate or the Alternative Benchmark Rate (as applicable).

“Benchmark Event” means:

(a) SONIA has ceased to be published on the Relevant Screen Page as a result of such benchmark ceasing to be calculated or administered; or

(b) a public statement by the administrator of SONIA that it will cease publishing such reference rate permanently or indefinitely (in circumstances where no successor administrator has been appointed that will continue publication of such reference rate); or

(c) a public statement by the supervisor of the administrator of SONIA that such reference rate has been or will be permanently or indefinitely discontinued; or

(d) a public statement by the supervisor of the administrator of SONIA that means that such reference rate will be prohibited from being used or that its use will be subject to restrictions or adverse consequences; or

(e) a public statement by the supervisor of the administrator of SONIA that, in the view of such supervisor, such reference rate is no longer representative of an underlying market or the methodology to calculate such reference rate has materially changed; or

(f) it has or will become unlawful for the calculation agent or the Company to calculate any payments due to be made to any Holder using SONIA (including, without limitation, under the UK Benchmarks Regulation, if applicable).

“Independent Financial Adviser” means an independent financial institution of international repute or other independent financial adviser experienced in the international debt capital markets, in each case appointed by the Company.

“Relevant Nominating Body” means, in respect of a benchmark or screen rate (as applicable):

•

the central bank, reserve bank, monetary authority or similar institution for the currency to which the benchmark or screen rate (as applicable) relates, or any central bank or other supervisory authority which is responsible for supervising the administrator of the benchmark or screen rate (as applicable); or

•

any working group or committee sponsored by, chaired or co-chaired by or constituted at the request of (a) the central bank for the currency to which the benchmark or screen rate (as applicable) relates, (b) any central bank or other supervisory authority which is responsible for supervising the administrator of the benchmark or screen rate (as applicable), (c) a group of the aforementioned central banks or other supervisory authorities or (d) the Financial Stability Board or any part thereof.

“Successor Rate” means the reference rate (and related alternative screen page or source, if available) that the Independent Financial Adviser (with the Company’s agreement) determines is a successor to or replacement of SONIA which is formally recommended by any Relevant Nominating Body.

Treasury Rate Notes

Treasury Rate Notes will bear interest for each Interest Reset Period at a rate equal to the Treasury Rate, plus or minus any Spread, and/or multiplied by any Spread Multiplier as specified in the Treasury Rate Notes and the applicable Pricing Supplement. Treasury Rate Notes will be subject to the minimum and the maximum interest rate, if any, as specified in the applicable Pricing Supplement.

The “Treasury Rate” for any Interest Determination Date is the rate from the auction held on such Interest Determination Date (the “auction”) of direct obligations of the United States (“treasury bills”) having the index maturity specified in such Pricing Supplement under the caption “INVEST RATE” on the display on Refinitiv page USAUCTION10 (or any other page as may replace such page on such service) or page USAUCTION11 (or any other page as may replace such page on such service) by 3:00 p.m., New York City time, on the calculation date for that Interest Determination Date.

The calculation agent will follow the following procedures if the Treasury Rate cannot be determined as described above:

•

If the rate is not so published by 3:00 p.m., New York City time, on the calculation date (unless the calculation is made earlier and the rate is available from that source at that time), the Treasury Rate will be the bond equivalent yield (as defined below) of the auction rate of such treasury bills of the kind described above, as announced by the United States Department of the Treasury.

•

If the results of the most recent auction of treasury bills having the index maturity described in the Pricing Supplement is not so announced as described above by 3:00 p.m., New York City time, on the calculation date, or if no auction is held for the relevant week, then the Treasury Rate will be the bond equivalent yield on such Interest Determination Date of treasury bills having the index maturity specified in the applicable Pricing Supplement as published in the H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption “U.S. government securities—Treasury bills (secondary market)” (or any successor caption or heading).

•

If such rate is not published in the H.15 Daily Update or another recognized electronic source by 3:00 p.m., New York City time, on the related calculation date (unless the calculation is made earlier and the rate is available from one of those sources at that time), then the calculation agent will determine the Treasury Rate to be the bond equivalent yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on the Interest Determination Date of three leading primary U.S. government securities dealers (which may include the Agents or their affiliates) selected by the calculation agent for the issue of treasury bills with a remaining maturity closest to the index maturity described in the related Pricing Supplement.

•

If fewer than three dealers selected by the calculation agent are quoting as mentioned above, the Treasury Rate for the new Interest Reset Period will be the Treasury Rate in effect for the prior Interest Reset Period; provided, however, if there was no preceding interest reset date, the initial interest rate will remain in effect for the new Interest Reset Period.

“Bond equivalent yield” means a yield (expressed as a percentage) calculated in accordance with the following formula:

Bond equivalent yield =

where “D” refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, “N” refers to 365 or 366, as the case may be, and “M” refers to the actual number of days in the applicable Interest Reset Period.

Fixed Rate Reset Notes

The Company may issue Notes that will bear interest initially at a fixed interest rate for a specified portion of the applicable term and then reset such fixed interest rate to a fixed rate determined by reference to a “reset reference rate” at one or more specified intervals for the remainder of such term as determined in accordance with the terms and provisions set forth in the applicable Pricing Supplement and below under “—Determination of Interest Rates for Fixed Rate Reset Notes” and “—Determination of Reset Reference Rates,” which are referred to as “Fixed Rate Reset Notes” herein. Unless otherwise specified in the applicable Pricing Supplement, terms and provisions of Fixed Rate Reset Notes will apply, to the extent applicable, as set forth below.

Each Fixed Rate Reset Note will bear interest from, and including, its original issue date to, but excluding, the first “reset date” specified in the applicable Pricing Supplement, at the rate per annum specified to be the “initial interest rate” in the applicable Pricing Supplement. The interest rate on any Fixed Rate Reset Note will reset on the applicable first reset date and on any applicable subsequent reset date(s) specified in the applicable Pricing Supplement, all in accordance with the terms and provisions of Fixed Rate Reset Notes set forth under “—Determination of Interest Rates for Fixed Rate Reset Notes.” The interest rate to which any Fixed Rate Reset Note resets on the first reset date and any applicable subsequent reset date(s) will be a fixed rate determined by reference to the reset reference rate adjusted by the applicable Spread, if any, and/or Spread Multiplier, if any, each as specified in the applicable Pricing Supplement. Unless otherwise specified in the applicable Pricing Supplement, the reset reference rate will be the U.S. Treasury Rate as determined in accordance with the terms and provisions set forth under “—Determination of Reset Reference Rates—U.S. Treasury Rate.”

A Fixed Rate Reset Note also may have either or both of the following limitations on the interest rate:

•	a maximum interest rate limitation, or ceiling, on the rate of interest that may accrue during any interest or other applicable period; and

•	a minimum interest rate limitation, or floor, on the rate of interest that may accrue during any interest or other applicable period.

Any applicable maximum interest rate or minimum interest rate will be set forth in the applicable Pricing Supplement.

Accrual of Interest and Interest Payment Dates

Unless otherwise specified in the applicable Pricing Supplement, interest on any Fixed Rate Reset Note will be paid quarterly, semi-annually, or annually, as applicable, in arrears, on the days set forth in the applicable Pricing Supplement (each such day being an “Interest Payment Date” for a Fixed Rate Reset Note) and at the Maturity Date or earlier Redemption Date or repayment date, as applicable. Each interest payment due on an Interest Payment Date, the Maturity Date or earlier Redemption Date or repayment date, as applicable, will include interest accrued from, and including, the most recent Interest Payment Date to which interest has been paid, or, if no interest has been paid, from the original issue date, to, but excluding, the next Interest Payment Date, the Maturity Date or earlier Redemption Date or repayment date, as the case may be (each such period, an “interest period”). The amount of accrued interest on any Fixed Rate Reset Note for an interest period is calculated by multiplying the principal amount of such Note by an accrued interest factor. This accrued interest factor will be determined by multiplying the per annum fixed interest rate by a factor resulting from the day count convention that applies with respect to such determination. The interest rate applicable with respect to any interest period for any Fixed Rate Reset Note will be the rate per annum determined in accordance with the applicable terms and provisions set forth below under “—Determination of Interest Rates for Fixed Rate Reset Notes” and “—Determination of Reset Reference Rates.”

If no day count convention is specified in the applicable Pricing Supplement, the accrued interest factor for Fixed Rate Reset Notes for which the reset reference rate is specified in the applicable Pricing Supplement to be the U.S. Treasury Rate, the factor will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Company will pay installments of interest on Fixed Rate Reset Notes beginning on the first Interest Payment Date after its issue date to Holders of record on the corresponding Regular Record Date. Unless the Company otherwise specifies in the applicable Pricing Supplement, the Regular Record Date for a Fixed Rate Reset Note will be on the 15th day (whether or not a Business Day) next preceding the Interest Payment Date; provided that if the Notes are Global Notes held by DTC, the record date for such Notes will be the close of business on the Business Day preceding the applicable Interest Payment Date.

If the Maturity Date or a Redemption Date, repayment date or Interest Payment Date for any Fixed Rate Reset Note is not a Business Day, then the Company will pay the principal,

premium, if any, and interest for that Note payable on such date on the next Business Day, and no interest or other payment will accrue as a result of such delay.

Determination of Interest Rates for Fixed Rate Reset Notes

Each Fixed Rate Reset Note will bear interest:

(1)	from, and including, the original issue date to, but excluding, the first reset date (such period, the “initial fixed rate period”) at a rate per annum equal to the initial interest rate;

(2)

from, and including, the first reset date to, but excluding, the first subsequent reset date specified in the applicable Pricing Supplement or, if no subsequent reset dates are specified in the applicable Pricing Supplement, the Maturity Date or earlier Redemption Date or repayment date, as the case may be, at a rate per annum equal to the first reset interest rate; and

(3)	for each applicable subsequent reset period thereafter (if any), at a rate per annum equal to the applicable subsequent reset interest rate,

payable, in each case, in arrears on each applicable Interest Payment Date, the Maturity Date or earlier Redemption Date or repayment date, as the case may be. For the avoidance of doubt, the applicable interest rate specified in the preceding sentence will apply for each interest period falling within the initial fixed rate period and any reset period, as applicable.

In addition, for the avoidance of doubt, the “reset dates,” including the first reset date and any subsequent reset date(s), if any, for each Fixed Rate Reset Note will be specified in the applicable Pricing Supplement.

The interest rate applicable during each reset period will be determined by the calculation agent on each applicable reset determination date.

For purposes of the foregoing terms and provisions, the following terms have the meanings set forth below:

“first reset interest rate” means, in respect of the first reset period, a per annum interest rate equal to (a) the relevant reset reference rate determined as of the relevant reset determination date adjusted by (b) the Spread and/or Spread Multiplier, if any, specified in the applicable Pricing Supplement for such first reset interest rate.

“first reset period” means the period from, and including, the first reset date to, but excluding, the first subsequent reset date or, if no subsequent reset dates are specified in the applicable Pricing Supplement, the Maturity Date or earlier Redemption Date or repayment date, as applicable.

“reset determination date” means, unless otherwise specified in the applicable Pricing Supplement: (a) with respect to any Fixed Rate Reset Note for which the reset reference rate is the U.S. Treasury Rate, the third Business Day (or such other number of Business Days as the

Company may specify in the applicable Pricing Supplement) preceding the applicable reset date and (b) with respect to any Fixed Rate Reset Note for which the reset reference rate is a rate determined by reference to another rate, as specified in the applicable Pricing Supplement.

“reset period” means the first reset period or a subsequent reset period, as applicable.

“reset reference rate” means the U.S. Treasury Rate determined in accordance with the terms and provisions set forth under “—Determination of Reset Reference Rates—U.S. Treasury Rate” or (b) another rate, as specified in the applicable Pricing Supplement and determined in accordance with the terms and provisions set forth in the applicable Pricing Supplement.

“subsequent reset interest rate” means, in respect of any subsequent reset period, a per annum interest rate equal to (a) the relevant reset reference rate determined as of the relevant reset determination date adjusted by (b) the Spread and/or Spread Multiplier, if any, specified in the applicable Pricing Supplement for such subsequent reset interest rate.

“subsequent reset period” means the period from, and including, the first subsequent reset date to, but excluding, the next subsequent reset date or, if no additional subsequent reset dates are specified in the applicable Pricing Supplement, the Maturity Date or earlier Redemption Date or repayment date, as applicable, and each successive period from, and including, to, but excluding, the next subsequent reset date or Maturity Date or earlier Redemption Date or repayment date, as applicable.

Determination of Reset Reference Rates

U.S. Treasury Rate

For any reset period commencing on or after the first reset date, the “U.S. Treasury Rate” will be determined by the calculation agent on each reset determination date in the following manner:

(1)

the average of the yields on actively traded U.S. treasury securities adjusted to constant maturities, for the maturity equal to the duration of such reset period, for the five Business Days (or such other number of Business Days as the Company may specify in the applicable Pricing Supplement) immediately preceding the applicable reset determination date and appearing (or, if fewer than five Business Days (or such other number of Business Days as the Company may specify in the applicable Pricing Supplement) so appear on the applicable reset determination date, for such number of Business Days appearing) in the most recently published H.15 Daily Update under the caption H.15 TCM; or

(2)

if there are no such published yields on actively traded U.S. treasury securities adjusted to constant maturities, for such maturity, then the “U.S. Treasury Rate” will be determined by interpolation on a straight-line basis (using the actual number of days) between the average of the yields on actively traded U.S. treasury nominal/non-inflation-indexed securities adjusted to constant maturities for two series of actively traded U.S. treasury nominal/non-inflation-indexed securities, (A) one maturing as close as possible to, but earlier than, the reset date following the next succeeding reset determination date (or, if there is no such reset date, the Maturity Date) and (B) the other maturing as close as possible to, but later than, such reset date or Maturity Date, as applicable, in each case for the five Business Days (or such other number of Business Days as the Company may specify in the applicable Pricing Supplement) preceding the applicable reset determination date and appearing (or, if fewer than five Business Days (or such other number of Business Days as the Company may specify in the applicable Pricing Supplement) so appear on the applicable reset determination date, for such number of Business Days appearing) in the most recently published H.15 Daily Update as of 5:00 p.m., New York City time, on the applicable reset determination date.

In each case, the U.S. Treasury Rate will be rounded, if necessary, to the nearest one thousandth of a percentage point, with 0.0005% rounded up to 0.001%.

Notwithstanding the foregoing, if the Company or the Company’s designee, after consulting with the Company, determines that the then-current reset reference rate (which, as of the original issue date for any Fixed Rate Reset Notes, will be the U.S. Treasury Rate for the specified maturity set forth in the applicable Pricing Supplement) cannot be determined in the manner applicable for such reset reference rate (which, as of the original issue date of such Fixed Rate Reset Notes, will be pursuant to the methods described in clauses (1) or (2) above) on the applicable reset determination date (such determination, a “rate substitution event”), the Company or the Company’s designee, after consulting with the Company, may determine whether there is an industry-accepted successor rate to the then-current reset reference rate (such industry-accepted successor rate, the “replacement rate”). If the Company or the Company’s designee, after consulting with the Company, determines that there is such a replacement rate, then such replacement rate will replace the U.S. Treasury Rate (or the then-current reset reference rate) for all purposes relating to the Fixed Rate Reset Notes in respect of such determination on such reset determination date and all determinations on all subsequent reset determination dates. In addition, if a replacement rate is utilized as described in the preceding sentence, the Company or the Company’s designee, after consulting with the Company, may adopt or make changes to (1) any Interest Payment Date, reset determination date, reset date, other relevant date, business day convention, interest period or reset period, (2) the manner, timing and frequency of determining rates and amounts of interest that are payable on the applicable series of Fixed Rate Reset Notes and the conventions relating to such determination, (3) the timing and frequency of making payments of interest, (4) rounding conventions, (5) specified maturities, and (6) any other terms or provisions of the relevant series of Notes (including any spread or adjustment factor needed to make such replacement rate comparable to the then-current reset reference rate (which, as of the original issue date of for any series of Fixed Rate Reset Notes, will be the U.S. Treasury Rate for the specified maturity)), in each case that the Company or the Company’s designee, after consulting with the Company, determines, from time to time, to be appropriate to reflect the determination and implementation of such replacement rate in a manner substantially consistent with market practice (or, if the Company, the calculation agent or the Company’s designee, after consulting with the Company, determines that implementation of any portion of such market practice is not administratively feasible or if the Company or the Company’s designee, after consulting with the Company, determines that no market practice for use of such replacement rate exists, in such other manner as the Company or the Company’s designee, after consulting with the Company, determines is appropriate) (such changes, the “U.S. Treasury Rate adjustments”). If the

Company or the Company’s designee, after consulting with the Company, determines that there is no such replacement rate, then the interest rate for the applicable reset period will be: (a) if the first reset interest rate is to be determined, the initial interest rate or (b) if a subsequent reset interest rate is to be determined, the interest rate that was applicable for the preceding reset period.

Any determination, decision or selection that may be made by the Company or the Company’s designee, after consulting with the Company, pursuant to the provisions of the Fixed Rate Reset Notes (including provisions relating to a rate substitution event and any U.S. Treasury Rate adjustments, or of the occurrence or non-occurrence of an event, circumstance or date, and any decision to take or refrain from taking any action or make or refrain from making any selection) will be made in the Company’s or such designee’s sole discretion, will be conclusive and binding absent manifest error and, notwithstanding anything to the contrary in this Officers’ Certificate, or the Indenture or the Notes, shall become effective without consent from the Holders of the Notes or any other party.

Fixed Rate/Floating Rate Notes

If a Note is designated as a “Fixed Rate/Floating Rate Note” then, unless the Company otherwise specifies in the applicable Pricing Supplement, the Note will bear interest (a) during the period from, and including, its original issue date to, but excluding the commencement of the “floating rate period” specified in the applicable Pricing Supplement (such period, the “fixed rate period”), at the rate per annum specified to be the “initial interest rate” in the applicable Pricing Supplement, and (b) during the period from, and including, the last Interest Payment Date in respect of the fixed rate period to, but excluding, the Maturity Date (such period, the “floating rate period”), at a floating rate of interest determined by reference to one or more of the Base Rates, adjusted by a spread or a Spread Multiplier, or both, in each case as specified in the applicable Pricing Supplement.

With respect to Fixed Rate/Floating Rate Notes during the floating rate period, (a) “interest period” means each period from, and including, an Interest Payment Date (or, in the case of the first interest period during the floating rate period, the first day of the floating rate period) to, but excluding, the next Interest Payment Date (or, in the case of the final interest period, the Maturity Date or earlier Redemption Date or repayment date), and (b) “Interest Reset Period” means each period from, and including, an interest reset date (or, in the case of the first during the floating rate period, the first day of the floating rate period) to, but excluding, the next interest reset date (or, in the case of the final Interest Reset Period, the Maturity Date or earlier Redemption Date or repayment date).

The Company will pay installments of interest on Fixed Rate/Floating Rate Notes beginning on the first Interest Payment Date after its issue date to Holders of record on the corresponding Regular Record Date. Unless the Company otherwise specifies in the applicable Pricing Supplement, the Regular Record Date for a Fixed Rate/Floating Rate Note will be on the 15th day (whether or not a Business Day) next preceding the Interest Payment Date; provided that if the Notes are Global Notes held by DTC, the record date for such Notes will be the close of business on the Business Day preceding the applicable Interest Payment Date.

If any Interest Payment Date with respect to an interest period during the fixed rate period, including any Interest Payment Date occurring on the first day of the floating rate period (the “reset date”), or the Maturity Date or any Redemption Date or repayment date for any Fixed Rate/Floating Rate Note is not a Business Day, then the Company will pay the principal, premium, if any, and interest for that Note payable on such date on the next Business Day, and no interest or other payment will accrue as a result of such delay. If an Interest Payment Date (other than any Interest Payment Date that is the Maturity Date, a Redemption Date or a repayment date) with respect to an interest period during the floating rate period (which, for the avoidance of doubt, does not include any Interest Payment Date occurring on the reset date) is not a Business Day, then such interest payment will be postponed until the next succeeding Business Day, except that, in the case of any floating rate interest period for which the applicable reference rate is Compounded CORRA, Compounded SOFR, Compounded SOFR Index, Compounded SONIA or Compounded SONIA Rate with Compounded Index, if the next succeeding Business Day is in the next calendar month, then such interest payment will be advanced to the immediately preceding Business Day, and, in each case, the related interest periods also will be adjusted for such non-Business Days.

Except as provided above, for all purposes of this Officers’ Certificate, Fixed Rate/Floating Rate Notes will be treated as Fixed Rate Notes during the fixed rate period and Floating Rate Notes during the floating rate period.

(vi) Unless otherwise specified in the applicable Pricing Supplement, principal, interest, and premium, if any, at maturity or redemption, on the Notes will be payable, and, except as provided in Section 3.05 of the Indenture with respect to any Global Note (as defined below) representing Book-Entry Notes (as defined below), the transfer of the Notes will be registrable and Notes will be exchangeable for Notes bearing identical terms and provisions at the corporate trust office of The Bank of New York Mellon (the “Paying Agent”), in New York City, New York, provided that payments of interest with respect to any Certificated Note (as defined below), other than interest at maturity or upon redemption, may be made at the option of the Company by check mailed to the address of the person or entity entitled thereto as it appears on the security register of the Company at the close of business on the Regular Record Date corresponding to the relevant Interest Payment Date. Unless otherwise specified in the applicable Pricing Supplement, Holders of $1,000,000 (or the equivalent) or more in aggregate principal amount of Certificated Notes (whether having identical or different terms and provisions) shall be entitled to receive payments of interest, other than interest at maturity or upon redemption, by wire transfer of immediately available funds, if appropriate wire transfer instructions have been given to the Paying Agent in writing not later than 15 calendar days prior to the applicable Interest Payment Date.

(vii) (a) If so specified in the applicable Pricing Supplement, the Notes will be redeemable at the option of the Company on the date or dates prior to maturity specified in the applicable Pricing Supplement at the price or prices specified in the applicable Pricing Supplement. Unless otherwise specified in the applicable Pricing Supplement, the Company may redeem any of the Notes which are redeemable and remain outstanding either in whole or from time to time in part upon the terms and conditions set forth in Article XI of the Indenture.

(b) Unless otherwise specified in the applicable Pricing Supplement, the Notes may not be redeemed by the Company prior to their respective Maturity Dates without the prior written consent of the “appropriate federal banking agency” with respect to the Company, as defined in Section 3(q) of the Federal Deposit Insurance Act or any successor provision, to the extent then required pursuant to capital adequacy regulations applicable to the Company.

Additionally, unless otherwise specified in the applicable Pricing Supplement, any time within 90 days following the Company’s reasonable determination, that, as a result of the occurrence of any amendment to, or change (including any announced prospective change) in, the laws (or any rules or regulations thereunder) of the United States or any political subdivision thereof or therein, or as a result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws, rules or regulations, which amendment or change becomes effective or which pronouncement, action or decision is announced on or after the date of issuance of the Notes, it is reasonably likely that the Notes are or will not be entitled to treatment as “Tier 2” capital (or the then equivalent thereof) for purposes of the capital adequacy rules, regulations or guidelines of the Federal Reserve Board (or, as and if applicable, any successor appropriate federal banking agency with respect to the Company), as then in effect and applicable, for so long as any Note is outstanding, to at least the same extent as of the date of original issuance of the Notes, the Notes may be redeemed in whole but not in part, at the Company’s option, at a redemption price equal to 100% of the principal amount of the subordinated notes being redeemed, together with any accrued and unpaid interest thereon to, but excluding, the date of such redemption.

(c) Unless otherwise specified in the applicable Pricing Supplement, if the applicable Pricing Supplement specifies that the Notes include a make-whole redemption option, the Notes will be redeemable at the Company’s option, in whole or in part, at any time and from time to time, on or after the date that is 180 days from issue date of such Notes (or, if additional tranches of such Notes are issued after the original issue date, beginning 180 days after the issue date of such additional Notes), and, if the Notes include a first par call date, prior to the first par call date, or, if the Notes do not include a first par call date but include a par call date, prior to the par call date, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)

(a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the Redemption Date (assuming the Notes matured on the Assumed Maturity Date (as defined below)) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Redemption Treasury Rate (as defined below) plus the make-whole redemption spread specified in the applicable Pricing Supplement less (b) interest accrued on such Notes to the date of redemption; and

(2)	100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date.

Unless otherwise specified in the applicable Pricing Supplement, if the applicable Pricing Supplement specifies that the Notes include a first par call date, then, on the first par call date, the Notes will be redeemable at the Company’s option, in whole, but not in part, at a redemption price equal to 100% of the aggregate principal amount of the Notes, plus accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date.

Unless otherwise specified in the applicable Pricing Supplement, if the applicable Pricing Supplement specifies that the Notes includes a par call date, then, on and after the par call date, the Notes will be redeemable, in whole or in part, at any time and from time to time, at the Company’s option at a redemption price equal to 100% of the aggregate principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date.

“Assumed Maturity Date” means (a) if the Notes include neither a first par call date nor a par call date, the Maturity Date of the Notes, (b) if the Notes include a first par call date, the first par call date, or (c) if the Notes do not include a first par call date but include a par call date, the par call date.

“Redemption Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Redemption Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the applicable Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the H.15 Daily Update under the caption H.15 TCM. In determining the Redemption Treasury Rate, the Company shall select, as applicable:

(1)	the yield for the Treasury constant maturity on the H.15 Daily Update exactly equal to the period from the applicable Redemption Date to the Assumed Maturity Date (the “Remaining Life”); or

(2)

if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on the H.15 Daily Update immediately shorter than and one yield corresponding to the Treasury constant maturity on the H.15 Daily Update immediately longer than the Remaining Life—and shall interpolate to the Assumed Maturity Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or

(3)

if there is no such Treasury constant maturity on the H.15 Daily Update shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on the H.15 Daily Update closest to the Remaining Life.

For purposes of this paragraph, the applicable Treasury constant maturity or maturities on the H.15 Daily Update shall be deemed to have a Maturity Date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the applicable Redemption Date.

If on the third Business Day preceding the applicable Redemption Date the H.15 TCM is no longer included therein, the Company will calculate the Redemption Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such applicable Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Assumed Maturity Date, as applicable. If there is no United States Treasury security maturing on the Assumed Maturity Date but there are two or more United States Treasury securities with a Maturity Date equally distant from the Assumed Maturity Date, one with a Maturity Date preceding the Assumed Maturity Date and one with a Maturity Date following the Assumed Maturity Date, the Company shall select the United States Treasury security with a Maturity Date preceding the Assumed Maturity Date. If there are two or more United States Treasury securities maturing on the Assumed Maturity Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Redemption Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

(viii) The Company shall not be obligated to redeem or purchase any Notes of such series pursuant to any sinking fund or analogous provisions or at the option of any Holder.

If so specified in the applicable Pricing Supplement, the Notes will be subject to repayment at the option of the Holders thereof on any optional repayment date in whole or from time to time in part in increments of $2,000 or such other minimum denomination as is specified in the applicable Pricing Supplement (provided that any remaining principal amount thereof shall be at least $2,000 or such other minimum denomination), at a repayment price equal to the applicable repayment price specified in the applicable Pricing Supplement. For any Note to be repaid, such Note must be received, together with the notice of election form duly completed, by the Paying Agent at its office maintained for such purpose in conformity with the Indenture, or in such other location as the Company selects in conformity with the Indenture, not less than 10 nor more than 60 calendar days prior to the repayment date. If the Company partially repays a Note, the Company will issue a new Note or Notes for the unrepaid portion.

(ix) Unless otherwise specified in the applicable Pricing Supplement, Notes of such series may be issued only in fully registered form. Unless otherwise specified in the applicable Pricing Supplement, the authorized denomination of the Notes of such series other than Foreign Currency Notes (as defined below), shall be $2,000 or any amount in excess of $1,000 which is an integral multiple of $1,000. Foreign Currency Notes will be issued in the denominations specified in the applicable Pricing Supplement. Notwithstanding the foregoing, Notes (including Notes denominated in pounds sterling) in respect of which the issue proceeds are to be accepted in the United Kingdom and which have a maturity of less than one year shall have a minimum denomination and redemption value of £100,000 (or if the Notes are denominated in a currency other than pounds sterling, as specified in the applicable Pricing Supplement, at least the equivalent thereof in such currency using the spot rate as of the date of issue).

(x) Except as otherwise described in Paragraph (v) above and Paragraph (xi) below, the amount of payments of principal of and any premium or interest on the Notes will not be determined with reference to an index.

(xi) The Notes may be denominated, and payments of principal of and interest on the Notes will be made, in United States dollars or in such foreign currencies or foreign currency units (a “Specified Currency”) as may be specified in the applicable Pricing Supplement (“Foreign Currency Notes”).

Foreign Currency Notes will be paid in U.S. dollars converted from the Specified Currency unless a Holder of Foreign Currency Notes elects to be paid in the Specified Currency or unless the applicable Pricing Supplement provides otherwise. In the case of a Note having a Specified Currency other than U.S. dollars, the principal of that Note in U.S. dollars will be based on the highest bid quotation in The City of New York received by an agent specified in the applicable Pricing Supplement (the “exchange rate agent”) at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of whom may be the exchange rate agent) selected by the exchange rate agent and approved by the Company for the purchase by the quoting dealer of the specified currency for U.S. dollars for settlement on such payment date in the aggregate amount of the Specified Currency payable to all Holders of Foreign Currency Notes scheduled to receive U.S. dollar payments and at which the applicable dealer commits to execute a contract. If three such bid quotations are not available, the Company will make payments in the Specified Currency. All currency exchange costs will be borne by the Holders of the Foreign Currency Note by deductions from such payments. Unless indicated otherwise in the applicable Pricing Supplement, a Holder of Foreign Currency Notes may elect to receive payment of the principal of and interest on the Foreign Currency Notes in the Specified Currency by transmitting a written request for such payment to the corporate trust office of the paying agent on or prior to the Regular Record Date or at least 15 calendar days prior to maturity, as the case may be. A Holder may make this request in writing (mailed or hand delivered) or sent by facsimile or other electronic transmission. A Holder of a Foreign Currency Note may elect to receive payment in the Specified Currency for all principal and interest payments and need not file a separate election for each payment. Such Holder’s election will remain in effect until revoked by written notice to the Trustee, but written notice of any such revocation must be received by the Trustee on or prior to the Regular Record Date or at least 15 calendar days prior to the Maturity Date, as the case may be. If a Specified Currency is not available for the payment of principal, premium or interest with respect to a Foreign Currency Note due to the imposition of exchange controls, because it is no longer used by the government of the country issuing such currency, because it is no longer used for the settlement of transactions by public institutions of the international banking community, or as a result of other circumstances beyond the Company’s control, then, until such Specified Currency is again available or used, the Company will be entitled to satisfy its obligations to Holders of Foreign Currency Notes by making such payment in U.S. dollars on the basis of the noon buying rate in The City of New York for cable transfers of the specified currency as certified for customs purposes (or, if not so certified as otherwise determined) by the Federal Reserve Bank of New York (the “market exchange rate”) as computed by the exchange rate agent on the second Business Day prior to such payment or, if not then available, on the basis of the most recently available market exchange rate or as otherwise indicated in an applicable Pricing Supplement. All determinations referred to above made by the exchange rate agent will be at its sole discretion and will, in the absence of clear error, be conclusive for all purposes and binding on the Holders of the Foreign Currency Notes.

(xii) The portion of the principal amount of the Notes, other than Discount Notes (including any Zero Coupon Notes), which shall be payable upon declaration of acceleration of maturity thereof shall not be other than the principal amount thereof. Unless otherwise specified in the applicable Pricing Supplement, the amount payable on a Discount Note in the event of redemption or repayment prior to its Maturity Date, or in the event of acceleration of its maturity, will be the Amortized Face Amount, or the applicable percentage thereof specified in the applicable Pricing Supplement, on the redemption, repayment or acceleration date, as the case may be and, in the case of an interest-bearing Note issued as an original issue discount note, any accrued but unpaid qualified stated interest payments. The Amortized Face Amount of a Discount Note will be equal to (i) the issue price of the Note plus (ii) that portion of the difference between the issue price and the principal amount of the Note that has accrued at the stated yield of the Note. However, for this purpose, in no case will the Amortized Face Amount of a Discount Note exceed the principal amount of the Note at its Maturity Date. As used in this paragraph, “issue price” means the principal amount of the Discount Note due at the Maturity Date of the Note, less the original issue discount of the Note specified on its face and in the applicable Pricing Supplement, computed in accordance with the rules set forth in the Internal Revenue Code of 1986, as amended (the “Code”), and applicable Treasury regulations, at the date as of which the Amortized Face Amount is calculated. The term “stated yield” of the Discount Note means the yield to maturity specified on the face of the Note and in the applicable Pricing Supplement for the period from the Note’s original issue date to its Maturity Date based on its issue price and its stated redemption price at maturity.

(xiii) [Reserved]

(xiv) Unless otherwise specified in the applicable Pricing Supplement, the Notes shall be defeasible pursuant to Sections 13.02 and 13.03 of the Indenture.

(xv) Each Note will be represented by either a master global note or a global note in fully registered form (each a “Global Note”) registered in the name of a nominee of the Depository (each such Note represented by a Global Note being herein referred to as a “Book-Entry Note”) or a certificate issued in definitive registered form, without coupons (a “Certificated Note”), as set forth in the applicable Pricing Supplement. Unless otherwise specified in the applicable Pricing Supplement, The Depository Trust Company will act as Depositary. The Notes may also be issued in the form of one or more Global Notes and registered in the name of the nominee of a common safekeeper or a common depositary for Clearstream Banking, société anonyme (“Clearstream”) and Euroclear Bank S.A./N.V., or its successor, as operator of the Euroclear System (“Euroclear”). Except as provided in Section 3.05 of the Indenture, Book-Entry Notes will not be issuable in certificated form and will not be exchangeable or transferable. So long as the Depositary or its nominee is the registered Holder of any Global Note, the Depositary or its nominee, as the case may be, will be considered the sole Holder of the Book-Entry Note or Notes represented by such Global Note for all purposes under the Indenture and the Notes. The Global Notes shall bear legends substantially in the forms as included in Exhibit A attached hereto, unless a different form is approved by an Authorized Officer.

(xvi) [Reserved]

(xvii) [Reserved]

(xviii) Unless otherwise specified in the applicable Pricing Supplement, the Notes shall be subject to the events of default specified in Section 5.01, clauses (a) and (b) of the Indenture.

(xix) Unless otherwise specified in the applicable Pricing Supplement, the Notes shall be subject to the covenants set forth in Article X of the Indenture.

(xx) The Notes shall be subject to the subordination provisions contained in Article IV of the Indenture. The Company will pay any administrative costs imposed by banks in making payments in immediately available funds, but, except as otherwise provided in the applicable Pricing Supplement, any tax, assessment or governmental charge imposed upon payments will be borne by the Holders of the Notes in respect of which such payments are made. Subject to the terms of the Indenture and the resolutions and authorization referred to in the first paragraph hereof, the Notes shall have such other terms (which may be in addition to or different from the terms set forth herein) as are specified in the applicable Pricing Supplement.

B. Establishment of Note Forms pursuant to Section 2.01 of Indenture.

It is hereby established pursuant to Section 2.01 of the Indenture that the Global Securities representing Book-Entry Notes shall be substantially in the form attached as Exhibit A hereto, unless a different form is approved by an Authorized Officer, such approval being conclusively evidenced by the Authorized Officers’ approval for filing with the Commission of the applicable Pricing Supplement (which Pricing Supplement shall be deemed a copy of a Board Resolution certified by the secretary or an assistant secretary of the Company satisfying the requirements of Section 2.01 of the Indenture).

C. Establishment of Procedures for Authentication of Notes Pursuant to Section 3.03 of Indenture.

It is hereby ordered pursuant to Section 3.03 of the Indenture that Notes in substantially the form attached as Exhibit A hereto, or in such other form as may be approved by an Authorized Officer, may be authenticated by the Trustee and/or issued upon receipt by the Trustee (including electronically) of a Company Order for authentication and/or delivery of such Notes and a Pricing Supplement setting forth the information specified or contemplated therein for the particular Notes to be authenticated and issued, in substantially the form attached as Exhibit B hereto or in such other form as may be approved by an Authorized Officer, such approval being conclusively evidenced by the Authorized Officers’ approval for filing with the Commission of the same.

D. Other Matters.

The applicable Pricing Supplement shall specify any agent of the Company designated for the purpose of delivering, for cancellation by the Trustee pursuant to Section 3.09 of the Indenture, Notes which have not been issued and sold by the Company.

The specific terms of any Base Rate, and any additional Base Rate not described herein, may be updated, revised, or otherwise established from time to time in an applicable Pricing Supplement, in which case such terms set forth in such Pricing Supplement shall be deemed to be incorporated by reference herein as if set forth herein.

Attached as Exhibit C hereto is a true and correct copy of resolutions duly adopted by the Board of Directors of the Company on September 19, 2023; such resolutions have not been further amended, modified or rescinded and remain in full force and effect; and such resolutions are the only resolutions adopted by the Company’s Board of Directors or by any Authorized Officers relating to the offering and sale of the Notes.

[Remainder of the page is intentionally left blank; signature page follows.]

The undersigned have read the pertinent sections of the Indenture including the related definitions contained therein. The undersigned have examined the resolutions adopted by the Company’s Board of Directors. In the opinion of the undersigned, the undersigned have made such examination or investigation as is necessary to enable the undersigned to express an informed opinion as to whether or not the conditions precedent to the establishment of (i) a series of Securities, (ii) the forms of such Securities and (iii) the procedures for authentication of such series of Securities, contained in the Indenture have been complied with. In the opinion of the undersigned, such conditions have been complied with.

Dated: September 22, 2023	M&T BANK CORPORATION

	By:	/s/ Daryl N. Bible
	Name:	Daryl N. Bible
	Title:	Senior Executive Vice President, Chief Financial Officer

	By:	/s/ D. Scott N. Warman
	Name:	D. Scott N. Warman
	Title:	Senior Executive Vice President and Treasurer

EXHIBIT A – FORM OF SENIOR MEDIUM-TERM NOTE, SERIES B

(MASTER GLOBAL NOTE)

EXHIBIT B – FORM OF PRICING SUPPLEMENT

EXHIBIT C – RESOLUTIONS OF THE COMPANY’S BOARD OF DIRECTORS

DATED SEPTEMBER 19, 2023